As filed with the Securities and Exchange Commission on July 25, 2000.

                            1933 Act File No. 2-97908
                           1940 Act File No. 811-4308

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
                       Pre-Effective Amendment No:                 [ ]
                       Post-Effective Amendment No: 23             [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                                Amendment No: 24

                       LEGG MASON TOTAL RETURN TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

MARC R. DUFFY, ESQ.                              ARTHUR C. DELIBERT, ESQ.
Legg Mason Wood Walker, Incorporated             Kirkpatrick & Lockhart LLP
100 Light Street                                 1800 Massachusetts Ave., N.W.
Baltimore, Maryland  21202                       Second Floor
(Name and Address of Agent for Service)          Washington, D.C. 20036-1800

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485(b)
[X]  on July 31, 2000 pursuant to Rule 485(b)
[ ]  60 days after filing  pursuant to Rule 485(a)(i)
[ ]  on , 2000 pursuant to Rule  485(a)(i)
[ ]  75 days after filing  pursuant to Rule 485(a)(ii)
[ ]  on , 2000 pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Legg Mason Total Return Trust, Inc.

                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Legg Mason Total Return Trust, Inc.
Part A - Primary Class Prospectus

Legg Mason Total Return Trust, Inc.
Part A - Navigator Class Prospectus

Part B -Statement of Additional Information

Part C -Other Information

Signature Page

Exhibits

Legg Mason Equity Funds
-----------------------

     Legg Mason Value Trust, Inc.

     Legg Mason Total Return Trust, Inc.

     Legg Mason Special Investment Trust, Inc.

     Legg Mason Investors Trust, Inc.:
         Legg Mason American Leading Companies Trust
         Legg Mason Balanced Trust
         Legg Mason U.S. Small-Capitalization Value Trust
         Legg Mason Financial Services Fund


               PRIMARY CLASS AND CLASS A PROSPECTUS         JULY 31, 2000

                                      logo

                       THE ART OF INVESTING (SERVICEMARK)

As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E   O F    C O N T E N T S

A b o u t   t h e   f u n d s:

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           1     Investment objectives

           7     Principal risks

          10     Performance

          15     Fees and expenses of the funds

          17     Management


A b o u t   y o u r   i n v e s t m e n t:

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          20     How to invest

          23     How to sell your shares

          25     Account policies

          26     Services for investors

          27     Distributions and taxes

          28     Financial highlights

LEGG MASON EQUITY FUNDS

[icon]  I N V E S T M E N T  O B J E C T I V E S

LEGG MASON VALUE TRUST, INC.

Investment objective: long-term growth of capital.

Principal investment strategies:

The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The fund's adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit losses.

The fund may also invest in debt securities of companies having one or more of the above characteristics. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly referred to as junk bonds.

For temporary purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

LEGG MASON TOTAL RETURN TRUST, INC.

Investment objective: capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Principal investment strategies:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for long-term capital growth and attractive current income. The fund invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. The fund may invest in securities that do not pay current income but do, in the adviser's opinion, offer prospects for capital appreciation and/or future income. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The fund may invest in companies of any size.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term attractive total returns at reasonable risk, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

The fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in debt securities without regard to a percentage limit. The adviser currently anticipates that under normal market conditions, the fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities rated below investment grade, commonly referred to as junk bonds.

The fund may invest in money market securities for temporary defensive purposes, or when cash is temporarily available. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective. Consistent with its investment objective, the fund may also invest in debt securities when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities.

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

Investment objective: capital appreciation.

Principal investment strategies:

The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade, commonly referred to as junk bonds. The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

LEGG MASON AMERICAN LEADING COMPANIES TRUST

Investment   objective:   long-term  capital  appreciation  and  current  income
consistent with prudent investment risk.

Principal investment strategies:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 75% of its total assets in common stocks of Leading Companies that have market capitalizations of at least $5 billion, and at least 75% of stocks held by the fund will be dividend-paying stocks. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's 500 Index ("S&P 500 Index").

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rated at least A by Standard & Poor's, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or deemed by the adviser to be of comparable quality.

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

LEGG MASON BALANCED TRUST

Investment objective: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Principal investment strategies:

Under normal conditions, the fund invests up to 75% of its assets in equity securities. The adviser emphasizes dividend-paying equity securities that, in the opinion of the adviser, offer the potential for long-term growth and common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected based on value-oriented selection criteria, taking into consideration adequate portfolio diversification -- by sector and by industry, as well as by equity characteristics.

The fund invests at least 25% of its assets in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the fund's total assets will be invested in fixed income or convertible securities rated below BBB or Baa at the time of purchase, or comparable unrated securities.

Fixed income security selection is based upon identifying those fixed income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis. Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The adviser avoids making interest rate forecasts and, accordingly, the fund's fixed income portfolio maintains a duration that is similar to that of the benchmark, Lehman Brothers Intermediate Government/Corporate Index.

The fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.

The adviser typically sells a stock when, in the adviser's assessment, the gap between market price and intrinsic value is narrowed by reason of higher market prices or downward reassessment of intrinsic value by the adviser.

The adviser typically sells a fixed income security when one of the following criteria is met: (1) a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) the adviser continues to find value in a particular sector but has identified a security in that sector that appears to offer more attractive valuation characteristics; or (3) a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

Investment objective: long-term capital appreciation.

Principal investment strategies:

The fund invests at least 65% of its assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the NYSE market capitalizations, currently about $1 billion. Value companies are those in the lower quartile of price/earnings valuation.

The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.

Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.

The adviser sells companies when the adviser believes they are no longer valuable, no longer small-cap or if their fundamentals deteriorate.

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective. The adviser does not currently intend to invest in foreign securities.

LEGG MASON FINANCIAL SERVICES FUND

Investment objective:  long-term growth of capital.

Principal investment strategies:

The fund's adviser, under normal circumstances, concentrates the fund's investments by investing at least 65% of the fund's assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

o        regional and money center banks

o        securities brokerage firms

o        asset management companies

o        savings banks and thrift institutions

o        specialty finance companies (e.g., credit card, mortgage providers)

o        insurance and insurance brokerage firms

o        government sponsored agencies, such as Sallie Mae

o        financial conglomerates

o foreign financial services companies (limited to 25% of total assets, not including ADRs).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The adviser believes the financial services industry is undergoing many changes due to legislative reform and the shifting demographics of the population. In deciding what securities to buy, the adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

The adviser will sell a security in the fund's portfolio if that security experiences earnings problems.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

[icon] P R I N C I P A L  R I S K S

In general:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in the funds. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds.

Market risk:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or section of the economy or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

Value style risk:

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Small and mid-sized company stocks - Special Investment Trust and Small-Cap Value Trust:

Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value Trust may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

Concentration risk - Financial Services Fund

The fund invests primarily in securities in the financial services industry. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry. Recent federal legislation permits increased competition among financial services companies. The impact of this change on any individual company or on the industry as a whole cannot be predicted.

Company risk - Special Investment Trust

Special Investment Trust invests in special situations, which are companies undergoing unusual or possibly one-time developments. These investments may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.

Investments in securities of companies being reorganized involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Foreign securities risk - all Funds except Small-Cap Value Trust

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation issues, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investment models:

The proprietary models used by each adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

Interest rate and credit risk of debt securities:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by the fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, which the fund may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Call risk:

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the funds may reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special risks of mortgage-backed securities - Balanced Trust

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

Convertible securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

[icon]  P E R F O R M A N C E

Each fund has two authorized classes of shares: Primary Class shares and Navigator Class shares; Financial Services Fund has an additional authorized class of shares: Class A shares. Each class is subject to different expenses and a different sales charge structure. The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

VALUE TRUST - PRIMARY CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1990     -16.95
1991      34.73
1992      11.44
1993      11.26
1994       1.39
1995      40.76
1996      38.43
1997      37.05
1998      48.04
1999      26.71

*The fund's year-to-date total return as of June 30, 2000 is -3.33%.

                       During the past ten calendar years:

                               Quarter Ended               Total Return
                               -------------               ------------
Best quarter:              December 31, 1998                     35.86%
Worst quarter:            September 30, 1990                    -21.28%

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index, a broad-based unmanaged index of common stocks, commonly used to measure general stock market activity.

--------------------------------------------------------------------------------
                               1 Year     5 Years     10 Years    Life Of Class
--------------------------------------------------------------------------------
Value Trust - Primary Class    26.71%      38.02%       21.56%        21.66%(a)
--------------------------------------------------------------------------------
S&P 500 Index                  21.00%      28.60%       18.20%        19.10%(b)
--------------------------------------------------------------------------------

(a)  April 16, 1982 (commencement of operations) to December 31, 1999.
(b)  April 30, 1982 to December 31, 1999.

TOTAL RETURN TRUST - PRIMARY CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1990    -16.82
1991     40.48
1992     14.32
1993     14.08
1994     -7.12
1995     30.36
1996     31.14
1997     37.50
1998     -0.39
1999     -6.56

*The fund's year-to-date total return as of June 30, 2000 is -1.77%.

                       During the past ten calendar years:

                               Quarter Ended               Total Return
                               -------------               ------------
Best quarter:                  March 31, 1991                    14.35%
Worst quarter:             September 30, 1990                   -18.90%

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                               1 Year     5 Years     10 Years   Life Of Class
--------------------------------------------------------------------------------
Total Return Trust -
Primary Class                  -6.56%      16.95%       11.97%       10.59%(a)
--------------------------------------------------------------------------------
S&P 500 Index                  21.00%      28.60%       18.20%       18.30%(b)
--------------------------------------------------------------------------------

(a)   November 21, 1985 (commencement of operations) to December 31, 1999.
(b)   November 30, 1985 to December 31, 1999.

SPECIAL INVESTMENT TRUST - PRIMARY CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1990      0.52
1991     38.44
1992     15.36
1993     24.13
1994    -13.07
1995     22.50
1996     28.85
1997     22.12
1998     23.31
1999     35.54

*The fund's year-to-date total return as of June 30, 2000 is -6.56%.

                       During the past ten calendar years:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:               December 31, 1998                    40.13%
Worst quarter:             September 30, 1998                   -20.49%

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                               1 Year     5 Years     10 Years    Life Of Class
--------------------------------------------------------------------------------
Special Investment Trust -
Primary Class                   35.54%     26.32%       18.83%       16.53%(a)
--------------------------------------------------------------------------------
S&P 500 Index                   21.00%     28.60%       18.20%       18.00%(b)
--------------------------------------------------------------------------------

(a)   December 30, 1985 (commencement of operations) to December 31, 1999.
(b)   December 31, 1985 to December 31, 1999.


AMERICAN LEADING COMPANIES TRUST - PRIMARY CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1994     -4.19
1995     22.94
1996     28.36
1997     23.75
1998     21.33
1999      5.25

*The fund's year-to-date total return as of June 30, 2000 is -2.86%.

                       During the past six calendar years:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:               December 31, 1998                    23.95%
Worst quarter:             September 30, 1999                   -14.67%


In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                   1 Year          5 Years      Life Of Class
--------------------------------------------------------------------------------
American Leading Companies
Trust - Primary Class               5.25%           20.05%         14.89%(a)
--------------------------------------------------------------------------------
S&P 500 Index                      21.00%           28.60%         22.48%(b)
--------------------------------------------------------------------------------

(a)   September 1, 1993 (commencement of operations) to December 31, 1999.
(b)   August 31, 1993 to December 31, 1999.

BALANCED TRUST - PRIMARY CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1997     18.71
1998      5.60
1999     -1.37

* The fund's year-to-date total return as of June 30, 2000 is 3.09%.

                      During the past three calendar years:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:               December 31, 1998                     9.00%
Worst quarter:             September 30, 1998                    -7.07%


In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                        1 Year              Life Of Class
--------------------------------------------------------------------------------
Balanced Trust - Primary Class          -1.37%                   7.98%(a)
--------------------------------------------------------------------------------
S&P 500 Index                           21.00%                  28.31%(b)
--------------------------------------------------------------------------------

(a)   October 1, 1996 (commencement of operations) to December 31, 1999.
(b)   September 30, 1996 to December 31, 1999.

SMALL-CAP VALUE TRUST--PRIMARY CLASS SHARES

TOTAL RETURN AS OF DECEMBER 31 (%)*

     1999     -5.00

*The fund's year-to-date total return as of June 30, 2000 is -8.81%.

DURING THE LAST CALENDAR YEAR:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:                   June 30, 1999                    21.11%
Worst quarter:             September 30, 1999                   -11.24%


In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                        1 Year              Life Of Class
--------------------------------------------------------------------------------
Small-Cap Value Trust -
Primary Class                           -5.00%                 -11.73%(a)
--------------------------------------------------------------------------------
S&P 500 Index                           21.00%                  19.31%(b)
--------------------------------------------------------------------------------

(a)  June 15, 1998 (commencement of operations) to December 31, 1999.
(b)  For the period June 30, 1998 to December 31, 1999.

FINANCIAL SERVICES FUND -- PRIMARY CLASS SHARES

Total return as of December 31 (%)*

     1999     -10.97

*The fund's year-to-date total return as of June 30, 2000 is -1.48%.

                         During the last calendar year:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:                   June 30, 1999                     4.93%
Worst quarter:             September 30, 1999                   -13.23%


In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                         1 Year              Life Of Class
--------------------------------------------------------------------------------
Financial Services--Class A             -14.58%                  -8.61%(a)
--------------------------------------------------------------------------------
Financial Services--Primary Class       -10.97%                  -5.27%(a)
--------------------------------------------------------------------------------
S&P 500 Index                            21.00%                  23.98%(b)
--------------------------------------------------------------------------------

(a) November 16, 1998 (commencement of operations of each class) to December 31, 1999. On October 5, 1999, this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc.

(b)  For the period November 30, 1998 to December 31, 1999.

[icon]   F E E S  A N D E X P E N S E S  O F  T H E  F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)
                                                                    American
                                        Total         Special        Leading                  Small-Cap
                             Value     Return      Investment      Companies     Balanced         Value
                             Trust      Trust           Trust          Trust        Trust         Trust
                             -----     ------           -----          -----        -----         -----

Management fees (a)          0.66%      0.75%           0.70%          0.75%        0.75%         0.85%

Distribution and
Service (12b-1) fees         0.95%      1.00%           1.00%          1.00%        0.75%         1.00%

Other Expenses               0.07%      0.14%           0.10%          0.15%        0.39%         0.50%
                             --------------------------------------------------------------------------
Total Annual Fund
Operating Expenses (a)       1.68%      1.89%           1.80%          1.90%        1.89%         2.35%


(a) The investment adviser has voluntarily agreed to waive fees so that Primary Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of each fund's average daily net assets attributable to Primary Class shares: for Total Return Trust and American Leading Companies Trust, 1.95% indefinitely; for Balanced Trust, 1.85% until August 1, 2001; and for Small-Cap Value Trust, 2.00% until August 1, 2001. These voluntary waivers may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2000 were 0.71% and 1.85% for Balanced Trust and 0.49% and 1.99% for Small-Cap Value Trust. No fee waivers were necessary for Total Return Trust or American Leading Companies Trust.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                                   1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Value Trust                          $171       $530        $913        $1987
--------------------------------------------------------------------------------
Total Return Trust                   $192       $594       $1021        $2212
--------------------------------------------------------------------------------
Special Investment Trust             $183       $566        $975        $2116
--------------------------------------------------------------------------------
American Leading Companies Trust     $193       $597       $1026        $2222
--------------------------------------------------------------------------------
Balanced Trust                       $192       $594       $1021        $2212
--------------------------------------------------------------------------------
Small-Cap Value Trust                $238       $733       $1255        $2686
--------------------------------------------------------------------------------

FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
                                Shareholder Fees
                    (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                 Class A      Primary Class
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a % of offering price)             4.75%(a)              None
--------------------------------------------------------------------------------
Maximum deferred sales charge
(as a % of net asset value)                      None (b)              None
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
                                                 Class A     Primary Class
--------------------------------------------------------------------------------
Management fees (c)                                1.00%             1.00%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) fees           0.25%             1.00%
--------------------------------------------------------------------------------
Other expenses                                     0.83%             0.73%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (c)           2.08%             2.73%
--------------------------------------------------------------------------------

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."

(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Invest."

(c) The fund's investment adviser has voluntarily agreed to waive fees so that Class A and Primary Class expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 1.50% and 2.25% of the fund's average daily net assets attributable to Class A shares and Primary Class shares, respectively. These voluntary waivers will continue until August 1, 2001, and may be terminated at any time. With these waivers, for the period January 1, 2000 to March 31, 2000, annualized management fees and total annualized fund operating expenses were 0.57% and 1.50% for Class A shares, and 0.57% and 2.25% for Primary Class shares.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                                   1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class A shares                       $676      $1096       $1541        $2771
--------------------------------------------------------------------------------
Primary Class shares                 $276       $847       $1445        $3061
--------------------------------------------------------------------------------

[icon]  M A N A G E M E N T

Management and advisers:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of Balanced Trust, Small-Cap Value Trust and Financial Services Fund. LMFA is responsible for overseeing these funds' relationships with outside service providers, such as the custodian, transfer agent, independent accountants, and lawyers.

Legg Mason Funds Management, Inc. ("LMFM"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser and manager for Value Trust, Total Return Trust, Special Investment Trust, and American Leading Companies Trust. LMFM is responsible for making investment decisions for the funds and placing orders to buy or sell a particular security. LMFM has delegated certain administrative responsibilities for these funds to LMFA.

On August 1, 2000, LMFM replaced LMFA as the investment adviser to Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies Trust. The advisory personnel who previously managed these funds as employees of LMFA continue to do so as employees of LMFM. LMFM is newly organized; however, its principal employee advised the funds during their association with LMFA.

For its services during the fiscal year ended March 31, 2000, the following funds paid LMFA the percentages of their average daily net assets (net of any fee waivers) listed below:

              Value Trust                                 0.66%
              Total Return Trust                          0.75%
              Special Investment Trust                    0.70%
              American Leading Companies Trust            0.75%
              Balanced Trust                              0.71%
              Small-Cap Value Trust                       0.49%

For the twelve-month period ended March 31, 2000, Financial Services Fund paid LMFA at the rate of 0.57% of its average daily net assets (net of any fee waivers).

LMFA has  entered  into  investment  advisory  agreements  with  Bartlett  & Co.
("Bartlett"),  Brandywine  Asset  Management,  Inc.  ("Brandywine"),  and  Gray,
Seifert & Co. ("Gray, Seifert") to provide investment advisory services to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund, respectively.

Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, as investment adviser to Balanced Trust, is responsible for the investment management of this fund including making investment decisions and placing orders to buy or sell particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $3 billion as of March 31, 2000.

Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, as investment adviser to Small-Cap Value Trust, is responsible for the investment management of this fund including making investment decisions and placing orders to buy or sell particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust, or 0.50% of Small-Cap Value Trust's average daily net assets. Fees paid to Brandywine are net of any waivers. Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine were approximately $6.4 billion as of March 31, 2000.

Gray, Seifert, 380 Madison Avenue, New York, New York 10017, as investment adviser to Financial Services Fund, is responsible for the investment management of this fund including making investment decisions and placing orders to buy or sell particular securities. LMFA pays Gray, Seifert a monthly fee of 60% of the fee it receives from Financial Services Fund, or 0.60% of Financial Services Fund's average daily net assets. Fees paid to Gray, Seifert are net of any waivers. Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. Prior to November 1998, Gray, Seifert had not previously advised a mutual fund; although it was the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. Aggregate assets under management of Gray, Seifert were approximately $1 billion as of March 31, 2000.

Portfolio management:

Bill Miller, CFA, CEO of LMFM, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985.

Lisa O. Rapuano, CFA, Vice President and Director of Research of LMFM, is co-manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining Legg Mason in September 1994. From July 1991 to September 1994, she was an analyst at Franklin Street Partners, a money management firm.

Nancy T. Dennin, CFA, Senior Vice President of LMFM, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs. Dennin and Mr. Miller co-managed the fund for slightly over six years. Mrs. Dennin has been employed by Legg Mason since 1985. Jay R. Leopold, CFA, Vice President of LMFM, has been the assistant manager of Total Return Trust since January 2000. Mr. Leopold has been employed as an analyst since joining Legg Mason in 1986.

David E. Nelson, CFA, Senior Vice President of LMFM, has had primary responsibility for the day-to-day management of American Leading Companies Trust since March 9, 1998. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998, where he was the portfolio manager for the UAM ICM Equity Portfolio from its inception on October 1, 1993 until 1998. Jay R. Leopold has been the assistant manager of American Leading Companies Trust since January 2000.

James B. Hagerty, CFA, Dale H. Rabiner, CFA and Peter A. Sorrentino, CFA jointly manage Balanced Trust. Mr. Hagerty and Mr. Rabiner are senior portfolio managers of Bartlett. Mr. Sorrentino is the Director of Equity Research. Mr. Hagerty has been employed by Bartlett since 1994 and has responsibility for the equity selection process for the Private Client Group at Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Managing Director of its Fixed Income Group. Mr. Sorrentino joined Bartlett in 1999 and is responsible for Bartlett's equity investment processes.

Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value Trust. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine since 1989.

Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert has been Chairperson of the Board and a Director of Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert where she has been employed since 1982.

Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares. Each fund has adopted a separate plan under Rule 12b-1 with respect to each class that allows it to pay distribution fees and/or shareholder service fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly.

For Primary Class shares, under each plan, a fund may pay Legg Mason an annual distribution fee equal to 0.75% of the fund's average daily net assets, (0.70% for Value Trust and 0.50% for Balanced Trust) and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares. For Class A shares, Financial Services Fund may pay Legg Mason a service fee at an annual rate of 0.25% of its average daily Class A shares net assets.

Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell shares of each fund. Legg Mason pays these brokers up to 90% of the distribution and service fee that it receives from a fund for those sales.

Legg Mason collects the sales charge imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A shares. Legg
Mason reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A Purchase Schedule and may from time to time reallow the full amount of the sales charge. Legg Mason may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of Financial Services Fund.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

LMFA, LMFM, Brandywine, Bartlett, Gray, Seifert and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

To open a regular account or a retirement account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the funds' distributor to sell shares of a fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. The investment amount for an Education IRA is $500. Contact your financial adviser, FIS, or other entity offering the funds to discuss which one might be appropriate for you.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and additional investments. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of a fund. Contact your financial adviser or FIS with any questions regarding your investment options.

When placing a purchase order for Financial Services Fund shares, please specify whether the order is for Class A or Primary Class shares. All purchase orders that fail to specify a class will automatically be invested in Primary Class shares.

Once your account is open, you may use the following methods to purchase shares of the funds:

--------------------------------------------------------------------------------
In Person                           Give your financial adviser a check for $100
                                    or more payable to a fund.
--------------------------------------------------------------------------------
Mail                                Mail your check, payable to a fund, for $100
                                    or more to your financial adviser or to Legg
                                    Mason Funds  Investor  Services at P.O.  Box
                                    17023, Baltimore, MD 21297-0356.
--------------------------------------------------------------------------------
Telephone or Wire                   Call  your  financial   adviser  or  FIS  at
                                    1-800-822-5544  to transfer  available  cash
                                    balances  in your  brokerage  account  or to
                                    transfer money from your bank directly. Wire
                                    transfers may be subject to a service charge
                                    by your bank.
--------------------------------------------------------------------------------
Internet or TeleFund                FIS  clients may  purchase  shares of a fund
                                    through  Legg  Mason's   Internet   site  at
                                    http://www.leggmasonfunds.com  or  through a
                                    telephone   account    management    service
                                    "TeleFund" at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Automatic Investments               Arrangements may be made with some employers
                                    and  financial   institutions   for  regular
                                    automatic monthly investments of $50 or more
                                    in  shares  of  the  funds.   You  may  also
                                    reinvest   dividends   from   certain   unit
                                    investment trusts in shares of a fund.
--------------------------------------------------------------------------------
Future First Systematic             Contact a Legg  Mason  Financial  Advisor to
Investment Plan                     enroll   in  Legg   Mason's   Future   First
                                    Systematic Investment Plan. Under this plan,
                                    you  may  arrange  for   automatic   monthly
                                    investments  in a fund of $50 or  more.  The
                                    transfer  agent will transfer  funds monthly
                                    from your Legg  Mason  account  or from your
                                    checking/savings  account to purchase shares
                                    of the desired fund.
--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial adviser, FIS or other authorized entity before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) will be processed at a fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

Navigator Class shares, which are not subject to a Rule 12b-1 fee, are offered through a separate prospectus only to certain investors.

Financial Services Fund--Class A Shares Purchase Schedule:

Financial Services Fund's offering price for Class A share purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):

                           Sales Charge     Sales Charge     Dealer Reallowance
                           as a % of        as a % of        as a % of
  Amount of Purchase       Offering Price   Net Investment   Offering Price

   Less than $25,000           4.75              4.99              4.00
  $25,000 to $49,999           4.50              4.71              3.75
  $50,000 to $99,999           4.00              4.17              3.25
$100,000 to $249,999           3.50              3.63              2.75
$250,000 to $499,999           2.50              2.56              2.00
$500,000 to $999,999           2.00              2.04              1.60
$1 million or more *           0.00              0.00              1.00

* For redemptions made within one year of the purchase date, a CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more. See "How to Sell Your Shares" for a discussion of any applicable CDSC on Class A shares.

Legg Mason will pay the following commissions to brokers that initiate and are responsible for purchases of Class A shares of any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

Sales Charge Waivers for Class A Shares:

Purchases of Class A shares made by the following investors will not be subject to a sales charge:

o   advisory clients (and related accounts) of Gray, Seifert

o certain employee benefit or retirement accounts (subject to the discretion of Legg Mason)

o   employees of Legg  Mason, Inc. and its affiliates

o registered representatives or full-time employees of broker/dealers that have dealer agreements with Legg Mason

o   the children, siblings and parents of such persons

o broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and Legg Mason

o   purchasers of $1,000,000 or more.

Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.

Right of Accumulation:

To receive the Right of Accumulation, investors must give Legg Mason or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of the fund at the sales charge applicable to the total of:

o   the dollar amount being purchased, plus

o the dollar amount of the investors' concurrent purchases of Class A shares of other Legg Mason funds, plus

o the price of all shares of Class A shares of Legg Mason funds already held by the investor.

Letter of Intent:

Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of any Legg Mason fund in the following 13 months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the fund.

If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charge applicable to the purchases actually made.

Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the 13 month period (while remaining registered in your name) and will be subject to redemption to assure any necessary payment to Legg Mason of a higher applicable sales charge.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

You may use any of the following methods to sell shares of the funds:

--------------------------------------------------------------------------------
Telephone          Call  your  financial  adviser  or FIS at  1-800-822-5544  or entity offering a fund to request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                   Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $12. Be sure that your financial adviser has your bank account information on file.
--------------------------------------------------------------------------------

Internet or        FIS clients may request a redemption  of fund shares  through
TeleFund           Legg Mason's  Internet site at  http://www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Mail               Send a letter to a fund requesting redemption of your shares.
                   The  letter  should  be  signed  by all of the  owners of the
                   account    and   their    signatures    guaranteed    without
                   qualification. You may obtain a signature guarantee from most banks or securities dealers.
--------------------------------------------------------------------------------

The funds will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your financial adviser, FIS or other entity offering the fund.

Redemption orders will be processed promptly. You will generally receive the proceeds within a week. Payment of redemption proceeds with respect to shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information. Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

Financial Services Fund--Contingent deferred sales charges:

If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. You may exchange such shares purchased without a sales charge for Class A shares of another fund without being charged a CDSC. You will be subject to a CDSC if you redeem shares acquired through exchange.

Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to Legg Mason.

The fund will use the "first-in, first-out" method to determine the one year holding period. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon]  A C C O U N T  P O L I C I E S

Calculation of net asset value:

Net asset value per Class A share and Primary Class share is determined daily as of the close of the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Class A share or Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The funds' securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the policies approved by the Board of Directors. The funds may use fair value pricing instead of market quotations to value a security if a fund's Valuation Committee believes that, because of special circumstances, doing so would more accurately reflect the price the fund could realize on the current sale of the security.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Fixed income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time,

o    change its minimum investment amounts, and

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission (SEC).

[icon]   S E R V I C E S    F O R   I N V E S T O R S

For further information regarding any of the services below, please contact your financial adviser or other entity offering the funds for sale.

Confirmations And Account Statements:

You will receive from Legg Mason a confirmation after each transaction involving Class A or Primary Class shares (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or investments made through automatic investments or withdrawals made through the Systematic Withdrawal Plan). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

Systematic Withdrawal Plan:

If you are purchasing or already own shares with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from a fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

Exchange Privilege:

Fund shares may be exchanged for the corresponding class of shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. As described above under the heading "Contingent Deferred Sales Charges," a CDSC may apply to the redemption of Class A shares acquired through an exchange. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Financial Services Fund--Reinstatement Privilege:

If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of redemption, contact Legg Mason or your broker/dealer and notify them of your desire to reinstate and give them an order for the amount to be purchased. The reinstatement will be made at the net asset value next determined after the transfer agent has received the notification and purchase order.

[icon]   D I S T R I B U T I O N S    A N D    T A X E S

Value Trust, Special Investment Trust, American Leading Companies Trust, Small-Cap Value Trust and Financial Services Fund each declares and pays dividends from its net investment income annually. Balanced Trust and Total Return Trust each declares and pays any such dividends quarterly.

Distributions of substantially all net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the same class of shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the distributing fund at least ten days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to most investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, net short-term capital gain and net gains from certain foreign currency transactions) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single fund share. For Value Trust, Total Return Trust and Special Investment Trust, this information has been audited by their independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. For American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund, this information has been audited by their independent auditors, Ernst & Young LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report for these funds. For Financial Services Fund, the information for the period November 16, 1998 to December 31, 1998 has been audited by PricewaterhouseCoopers LLP. The annual reports are available upon request by calling toll-free 1-800-822-5544.

                              Investment Operations

--------------------------------------------------------------------------------
                                            Net       Net Realized &
For the                  Net Asset      Investment   Unrealized Gain  Total From
Years Ended                Value,         Income        (Loss) On     Investment
March 31,            Beginning of Year    (Loss)       Investments    Operations
--------------------------------------------------------------------------------
Value Trust
- Primary Shares
2000                       $ 73.09         $ (.44)         $ 5.06        $ 4.62
1999                         50.10           (.18)          24.58         24.40
1998                         34.11           (.02)          18.37         18.35
1997                         26.99            .13            8.68          8.81
1996                         20.21            .19            8.00          8.19
--------------------------------------------------------------------------------
Special Investment Trust
- Primary Shares
2000                       $ 38.82         $ (.40)         $ 9.90        $ 9.50
1999                         36.02           (.32)           5.78          5.46
1998                         26.55           (.31)          11.28         10.97
1997                         25.09           (.23)           3.10          2.87
1996                         19.96              -            5.60          5.60
--------------------------------------------------------------------------------
Total Return Trust
- Primary Shares
2000                       $ 21.08          $ .22         $ (1.43)      $ (1.21)
1999                         24.63            .38           (2.35)        (1.97)
1998                         19.39            .44            7.23          7.67
1997                         16.45            .46            3.47          3.93
1996                         12.79            .48            3.69          4.17
--------------------------------------------------------------------------------
American Leading Companies
Trust - Primary Shares
2000                       $ 20.38         $ (.12)        $ (1.21)      $ (1.33)
1999                         17.78           (.06)           3.38          3.32
1998                         14.74           (.04)A          4.93          4.89
1997                         12.23            .01 A          3.00          3.01
1996                         10.18            .07 A          2.08          2.15
--------------------------------------------------------------------------------
Balanced Trust
- Primary Shares
2000                       $ 11.98          $ .20 B         $ .33         $ .53
1999                         12.62            .22 B          (.56)         (.34)
1998                         10.16            .21 B          2.58          2.79
1997C                        10.00            .09 B           .11           .20
--------------------------------------------------------------------------------
U.S. Small Capitalization
Trust - Primary Shares
2000                        $ 7.81         $ (.05)F           $ -        $ (.05)
1999G                        10.00           (.02)F         (2.17)        (2.19)
--------------------------------------------------------------------------------
Financial Services Fund
- Primary Shares
     Three Months Ended
        March 31, 2000H     $ 9.41         $ (.01)I        $ (.22)       $ (.23)
     Year Ended Dec. 31,
        1999J,K              10.57           (.07)I         (1.09)        (1.16)
     Period Ended Dec. 31,
        1998L,M              10.00           (.01)I           .58           .57
--------------------------------------------------------------------------------
Financial Services Fund
- Class A Shares
     Three Months Ended
        March 31, 2000H     $ 9.49          $ .01 N        $ (.22)       $ (.21)
     Year Ended Dec. 31,
        1999J,K              10.58              - N         (1.09)        (1.09)
     Period Ended Dec. 31,
        1998L,M              10.00              - N           .58           .58
--------------------------------------------------------------------------------

                                  Distributions
--------------------------------------------------------------------------------------------------------------------
                                          In Excess        From Net        In Excess of
For the                     From Net        of Net         Realized        Net Realized                   Net Asset
Years Ended                Investment     Investment       Gain on           Gain on          Total         Value,
March 31,                    Income         Income       Investments       Investments    Distributions  End of Year
--------------------------------------------------------------------------------------------------------------------

Value Trust
- Primary Shares
2000                         $ -             $ -          $ (2.46)              $ -        $ (2.46)       $ 75.25
1999                           -               -            (1.41)                -          (1.41)         73.09
1998                         (.04)             -            (2.32)                -          (2.36)         50.10
1997                         (.16)             -            (1.53)                -          (1.69)         34.11
1996                         (.17)             -            (1.24)                -          (1.41)         26.99
--------------------------------------------------------------------------------------------------------------------
Special Investment Trust
- Primary Shares
2000                         $  -            $ -          $ (8.04)              $ -        $ (8.04)       $ 40.28
1999                            -              -            (2.66)                -          (2.66)         38.82
1998                            -              -            (1.50)                -          (1.50)         36.02
1997                            -              -            (1.41)                -          (1.41)         26.55
1996                            -              -             (.47)                -           (.47)         25.09
--------------------------------------------------------------------------------------------------------------------
Total Return Trust
- Primary Shares
2000                         (.30)           $ -          $ (1.31)              $ -        $ (1.61)       $ 18.26
1999                         (.38)             -            (1.20)                -          (1.58)         21.08
1998                         (.40)             -            (2.03)                -          (2.43)         24.63
1997                         (.43)             -             (.56)                -           (.99)         19.39
1996                         (.51)             -                -                 -           (.51)         16.45
--------------------------------------------------------------------------------------------------------------------
American Leading Companies
Trust - Primary Shares
2000                            -              -             (.36)              $ -         $ (.36)       $ 18.69
1999                            -              -             (.72)                -           (.72)         20.38
1998                            -              -            (1.85)                -          (1.85)         17.78
1997                         (.02)             -             (.48)                -           (.50)         14.74
1996                         (.10)             -                -                 -           (.10)         12.23
--------------------------------------------------------------------------------------------------------------------
Balanced Trust
- Primary Shares
2000                         (.27)        $ (.04)             $ -               $ -         $ (.31)       $ 12.20
1999                         (.19)             -             (.11)                -           (.30)         11.98
1998                         (.21)             -             (.12)                -           (.33)         12.62
1997C                        (.04)             -                -                 -           (.04)         10.16
--------------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization
Trust - Primary Shares
2000                          $ -            $ -           $ (.16)           $ (.15)        $ (.31)        $ 7.45
1999G                           -              -                -                 -              -           7.81
--------------------------------------------------------------------------------------------------------------------
Financial Services Fund
- Primary Shares
     Three Months Ended
        March 31, 2000H       $ -            $ -              $ -               $ -            $ -         $ 9.18
     Year Ended Dec. 31,
        1999J,K                 -              -                -                 -              -           9.41
     Period Ended Dec. 31,
        1998L,M                 -              -                -                 -              -          10.57
--------------------------------------------------------------------------------------------------------------------
Financial Services Fund
- Class A Shares
     Three Months Ended
        March 31, 2000H       $ -            $ -              $ -               $ -            $ -         $ 9.28
     Year Ended Dec. 31,
        1999J,K                 -              -                -                 -              -           9.49
     Period Ended Dec. 31,
        1998L,M                 -              -                -                 -              -          10.58
--------------------------------------------------------------------------------------------------------------------

                            Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
                                                           Net Investment
                                            Expenses        Income/(Loss)
For the                                    to Average        to Average         Portfolio      Net assets,
Years Ended                Total Return    Net Assets        Net Assets       Turnover Rate    End of Year
March 31,                       %              %                 %                  %        (thousands - $)
------------------------------------------------------------------------------------------------------------
Value Trust
- Primary Shares
2000                           6.74           1.68               (.6)              19.7         $ 12,116,912
1999                          49.93           1.69               (.4)              19.3           10,097,527
1998                          55.34           1.73               (.1)              12.9            4,810,409
1997                          33.59           1.77               0.4               10.5            2,236,400
1996                          42.09           1.82               0.8               19.6            1,450,774
------------------------------------------------------------------------------------------------------------
Special Investment Trust
- Primary Shares
2000                          28.55           1.80              (1.2)              29.3          $ 2,649,860
1999                          16.85           1.84              (1.0)              47.8            1,850,289
1998                          42.88           1.86              (1.1)              29.8            1,555,336
1997                          11.58           1.92               (.9)              29.2              947,684
1996                          28.47           1.96                 -               35.6              792,240
------------------------------------------------------------------------------------------------------------
Total Return Trust
- Primary Shares
2000                          (6.62)          1.89               1.1               85.4            $ 362,006
1999                          (8.13)          1.87               1.7               44.2              565,317
1998                          42.44           1.88               2.1               20.6              700,535
1997                          24.33           1.93               2.6               38.4              380,458
1996                          33.23           1.95               3.2               34.7              267,010
------------------------------------------------------------------------------------------------------------
American Leading Companies
Trust - Primary Shares
2000                          (6.65)          1.90              (.58)              43.5            $ 297,706
1999                          19.52           1.93              (.37)              47.6              288,957
1998                          35.18           1.95 A            (.28)A             51.4              200,326
1997                          24.73           1.95 A             .05 A             55.7              104,812
1996                          21.24           1.95 A             .69 A             43.4               76,100
------------------------------------------------------------------------------------------------------------
Balanced Trust
- Primary Shares
2000                           4.53           1.85 B            1.67 B             58.0             $ 37,026
1999                          (2.69)          1.85 B            1.96 B             50.0               55,900
1998                          27.80           1.85 B            2.08 B             34.5               47,761
1997C                          2.02 D         1.85 B,E          2.52 B,E            5.1 E             17,948
------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization
Trust - Primary Shares
2000                          (1.06)          1.99 F            (.54)F             66.2             $ 57,046
1999G                        (21.90)D         2.00 F,E          (.44)F,E           29.5 E             58,365
------------------------------------------------------------------------------------------------------------
Financial Services Fund
- Primary Shares
     Three Months Ended
        March 31, 2000H       (2.44)D         2.25 I,E          (.38)I,E           60.9 E           $ 31,397
     Year Ended Dec. 31,
        1999J,K              (10.97)          2.25 I            (.73)I             27.1               28,366
     Period Ended Dec. 31,
        1998L,M                5.70 D         2.25 I,E          (.11)I,E              -               14,598
------------------------------------------------------------------------------------------------------------
Financial Services Fund
- Class A Shares
     Three Months Ended
        March 31, 2000H       (2.21)D,O       1.50 E,N           .36 E,N           60.9 E            $ 8,856
     Year Ended Dec. 31,
        1999J,K              (10.30)O         1.50 N             .01 N             27.1                9,399
     Period Ended Dec. 31,
        1998L,M                5.80 D,O       1.50 E,N           .22 E,N              -                7,451
------------------------------------------------------------------------------------------------------------

A Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 1998, 1997 and 1996, would have been 1.99%, 2.06% and 2.20%, respectively.

B Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 2000, 1999 and 1998, and for the period October 1, 1996 to to March 31, 1997, would have been 1.88%, 1.90%, 2.14%, and 3.03%, respectively.

C   For the period  October 1, 1996  (commencement  of  operations) to March 31,
    1997.

D   Not annualized.

E   Annualized.

F Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended March 31, 2000, and for the period June 15, 1998 to March 31, 1999, would have been 2.35% and 2.38%, respectively.

G   For the period June 15, 1998 (commencement of operations) to March 31, 1999.

H   The year for Financial Services Fund changed from December 31 to March 31.

I Net of fees waived pursuant to a voluntary expense limitation of 2.25% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 2000, 1999, and 1998 would have been 2.73%, 2.73%, and 2.40%, respectively.

J Effective October 5, 1999, Legg Mason Fund Advisor("LMFA") became Financial Services Fund's adviser, replacing Bartlett & Co.

K Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund.

L For the period November 16, 1998 (commencement of operations) to December 31, 1998.

M The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor.

N Net of fees waived pursuant to a voluntary expense limitation of 1.50% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 2000, 1999, and 1998 would have been 2.08%, 2.05%, and 1.65%, respectively.

O   Excluding sales charge on Class A shares.

L e g g  M a s o n  E q u i t y  F u n d s

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is incorporated by reference into (is considered part of) the prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o    call toll-free 1-800-822-5544

o    visit us on the Internet via http://www.leggmasonfunds.com

o    write to us at:  Legg Mason Wood Walker, Incorporated
                      100 Light Street, P.O. Box 1476
                      Baltimore, MD  21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-001                SEC file numbers: 811-3380; 811-4308; 811-4451; 811-7692

Navigator Legg Mason Equity Funds
---------------------------------

    Navigator Class of Legg Mason Value Trust, Inc.

    Navigator Class of Legg Mason Special Investment Trust, Inc.

    Navigator Class of Legg Mason Total Return Trust, Inc.

    Legg Mason Investors Trust, Inc.:
         Navigator Class of Legg Mason American Leading Companies Trust Navigator Class of Legg Mason Balanced Trust
         Navigator Class of Legg Mason U.S. Small-Capitalization Value Trust Navigator Class of Legg Mason Financial Services Fund


                    NAVIGATOR CLASS PROSPECTUS           JULY 31, 2000

                    logo

                    The Art of Investing  (SERVICEMARK)


As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E       O F      C 0 N T E N T S

A b o u t  t h e  f u n d s:
--------------------------------------------------------------------------------

           1     Investment objectives

           7     Principal risks

          10     Performance

          15     Fees and expenses of the funds

          17     Management


A b o u t  y o u r  i n v e s t m e n t:
--------------------------------------------------------------------------------

          20     How to invest

          22     How to sell your shares

          24     Account policies

          25     Services for investors

          26     Distributions and taxes

          27     Financial highlights

LEGG MASON EQUITY FUNDS

[icon]  I N V E S T M E N T  O B J E C T I V E S

LEGG MASON VALUE TRUST, INC.

Investment objective: long-term growth of capital.

Principal investment strategies:

The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The fund's adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit losses.

The fund may also invest in debt securities of companies having one or more of the above characteristics. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly referred to as junk bonds.

For temporary purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

LEGG MASON TOTAL RETURN TRUST, INC.

Investment objective: capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Principal investment strategies:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for long-term capital growth and attractive current income. The fund invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. The fund may invest in securities that do not pay current income but do, in the adviser's opinion, offer prospects for capital appreciation and/or future income. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The fund may invest in companies of any size.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term attractive total returns at reasonable risk, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

The fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in debt securities without regard to a percentage limit. The adviser currently anticipates that under normal market conditions, the fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities rated below investment grade, commonly referred to as junk bonds.

The fund may invest in money market securities for temporary defensive purposes, or when cash is temporarily available. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective. Consistent with the investment objective, the fund may also invest in debt securities when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities.

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

Investment objective: capital appreciation.

Principal investment strategies:

The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; a basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade, commonly referred to as junk bonds. The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

LEGG MASON AMERICAN LEADING COMPANIES TRUST

Investment   objective:   long-term  capital  appreciation  and  current  income
consistent with prudent investment risk.

Principal investment strategies:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 75% of its total assets in common stocks of Leading Companies that have market capitalizations of at least $5 billion, and at least 75% of stocks held by the fund will be dividend-paying stocks. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's 500 Index ("S&P 500 Index").

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rated at least A by Standard & Poor's, Inc. ("S&P") or Moody's Investor's Service, Inc. ("Moody's"), or deemed by the adviser to be of comparable quality.

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

LEGG MASON BALANCED TRUST

Investment objective: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Principal investment strategies:

Under normal conditions, the fund invests up to 75% of its assets in equity securities. The adviser emphasizes dividend-paying equity securities that, in the opinion of the adviser, offer the potential for long-term growth and common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected based on value-oriented selection criteria, taking into consideration adequate portfolio diversification -- by sector and by industry, as well as by equity characteristics.

The fund invests at least 25% of its assets in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the fund's total assets will be invested in fixed income or convertible securities rated below BBB or Baa at the time of purchase, or comparable unrated securities.

Fixed income security selection is based upon identifying those fixed income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis. Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The adviser avoids making interest rate forecasts and, accordingly, the fund's fixed income portfolio maintains a duration that is similar to that of the benchmark, Lehman Brothers Intermediate Government/Corporate Index.

The fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.

The adviser typically sells a stock when, in the adviser's assessment, the gap between market price and intrinsic value is narrowed by reason of higher market prices or downward reassessment of intrinsic value by the adviser.

The adviser typically sells a fixed income security when one of the following criteria are met: (1) a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) the adviser continues to find value in a particular sector but has identified a security in that sector that appears to offer more attractive valuation characteristics; or (3) a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

Investment objective: long-term capital appreciation.

Principal investment strategies:

The fund invests at least 65% of its assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the NYSE market capitalizations, currently about $1 billion. Value companies are those in the lower quartile of price/earnings valuation.

The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.

Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.

The adviser sells companies when the adviser believes they are no longer valuable, no longer small-cap or if their fundamentals deteriorate.

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective. The adviser does not currently intend to invest in foreign securities.

LEGG MASON FINANCIAL SERVICES FUND

Investment objective:  long-term growth of capital.

Principal investment strategies:

The fund's adviser, under normal circumstances, concentrates the fund's investments by investing at least 65% of the fund's assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

o    regional and money center banks

o    securities brokerage firms

o    asset management companies

o    savings banks and thrift institutions

o    specialty finance companies (e.g., credit card, mortgage providers)

o    insurance and insurance brokerage firms

o    government sponsored agencies, such as Sallie Mae

o    financial conglomerates

o foreign financial services companies (limited to 25% of total assets, not including ADRs).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The adviser believes the financial services industry is undergoing many changes due to legislative reform and the shifting demographics of the population. In deciding what securities to buy, the adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

The adviser will sell a security in the fund's portfolio if that security experiences earnings problems.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

[icon] P R I N C I P A L  R I S K S

In general:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in the funds. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds.

Market risk:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or section of the economy or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

Value style risk:

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Small and mid-sized company stocks - Special Investment Trust And Small-Cap Value Trust:

Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value Trust may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

Concentration risk - Financial Services Fund:

The fund invests primarily in securities in the financial services industry. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry. Recent federal legislation permits increased competition among financial services companies. The impact of this change on any individual company or on the industry as a whole cannot be predicted.

Company risk - Special Investment Trust:

Special Investment Trust invests in special situations, which are companies undergoing unusual or possibly one-time developments. These investments may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.

Investments in securities of companies being reorganized involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Foreign securities risk - all Funds except Small-Cap Value Trust:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation issues, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investment models:

The proprietary models used by each adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

Interest rate and credit risk of debt securities:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by the fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, which the fund may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Call risk:

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the funds may reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special risks of mortgage-backed securities - Balanced Trust:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

Convertible securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

[icon]    P E R FOR M A N C E

Each fund has two authorized classes of shares: Primary Class shares and Navigator Class shares. Financial Services Fund has a third class of shares, Class A shares. Primary Class and Class A shares are offered through a separate prospectus. As of the date of this prospectus, the Navigator Class of Balanced Trust has not yet commenced operations; shares of the Navigator Class of American Leading Companies Trust were held by investors only during the period of October 4, 1996 to December 3, 1998, there were no Navigator shares of that fund outstanding on the date of this prospectus. Navigator Class shares of Financial Services Fund have not yet been in operation for a full calendar year. The returns presented for these three funds are for Primary Class. All classes are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Navigator Class would pay lower expenses, and therefore would have higher returns. Each class is subject to different expenses. The information below provides an indication of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.


VALUE TRUST - NAVIGATOR CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1995     42.18
1996     39.82
1997     38.49
1998     49.40
1999     27.99

* The fund's year-to-date total return as of June 30, 2000 is -2.86%.

During the past five calendar years:

                                Quarter Ended               Total Return
                                -------------               ------------
Best quarter:               December 31, 1998                     36.15%
Worst quarter:             September 30, 1998                    -11.47%

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index, a broad-based unmanaged index of common stocks, commonly used to measure general stock market activity.

--------------------------------------------------------------------------------
                                  1 Year       5 Years      Life Of Class
--------------------------------------------------------------------------------
Value Trust--Navigator Class      27.99%        39.40%          39.04%(a)
--------------------------------------------------------------------------------
S&P 500 Index                     21.00%        28.60%          28.40%(b)
--------------------------------------------------------------------------------

(a) December 1, 1994 (commencement of operations of this class) to December 31, 1999.
(b)   December 31, 1994 to December 31, 1999.

TOTAL RETURN TRUST - NAVIGATOR CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1995     31.65
1996     32.55
1997     39.03
1998      0.67
1999     -5.57

* The fund's year-to-date total return as of June 30, 2000 is -1.25%.

During the past five calendar years:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:              September 30, 1997                    14.17%
Worst quarter:             September 30, 1998                   -15.63%

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                        1 Year       5 Years      Life Of Class
--------------------------------------------------------------------------------
Total Return Trust--Navigator Class     -5.57%        18.19%          17.14%(a)
--------------------------------------------------------------------------------
S&P 500 Index                           21.00%        28.60%          28.40%(b)
--------------------------------------------------------------------------------

(a) December 1, 1994 (commencement of operations of this class) to December 31, 1999.
(b)   December 31, 1994 to December 31, 1999.


SPECIAL INVESTMENT TRUST - NAVIGATOR CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1995     23.83
1996     30.04
1997     23.44
1998     24.50
1999     36.97

* The fund's year-to-date total return as of June 30, 2000 is -6.07%.

During the past five calendar years:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:               December 31, 1998                    40.46%
Worst quarter:             September 30, 1998                   -20.33%

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                  1 Year       5 Years      Life Of Class
--------------------------------------------------------------------------------
Special Investment Trust-
Navigator Class                   36.97%        27.65%          27.05%(a)
--------------------------------------------------------------------------------
S&P 500 Index                     21.00%        28.60%          28.40%(b)
--------------------------------------------------------------------------------

(a) December 1, 1994 (commencement of operations of this class) to December 31, 1999.
(b)   December 31, 1994 to December 31, 1999.


AMERICAN LEADING COMPANIES TRUST - PRIMARY CLASS SHARES*

Year by year total return as of December 31 of each year (%)**

1994     -4.19
1995     22.94
1996     28.36
1997     23.75
1998     21.33
1999      5.25

* Shares of the Navigator Class of American Leading Companies Trust were held by investors only during the period from October 4, 1996, to December 3, 1998; there were no Navigator shares of that fund outstanding on the date of this prospectus.

**   The fund's year-to-date total return as of June 30, 2000 is -2.86%.

During the past six calendar years:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:               December 31, 1998                    23.95%
Worst quarter:             September 30, 1999                   -14.67%


In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                      1 Year      5 Years       Life Of Class
--------------------------------------------------------------------------------
American Leading Companies Trust-
Primary Class                          5.25%       20.05%           14.89%(a)
--------------------------------------------------------------------------------
S&P 500 Index                         21.00%       28.60%           22.48%(b)
--------------------------------------------------------------------------------

(a) September 1, 1993 (commencement of operations of this class) to December 31, 1999.
(b)   August 31, 1993 to December 31, 1999.

BALANCED TRUST - PRIMARY CLASS SHARES

Year by year total return as of December 31 of each year (%)*

1997     18.71
1998      5.60
1999     -1.37

* The fund's year-to-date total return as of June 30, 2000 is 3.09%.

During the past three calendar years:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:               December 31, 1998                     9.00%
Worst quarter:             September 30, 1998                    -7.07%


In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                            1 Year          Life Of Class
--------------------------------------------------------------------------------
Balanced Trust - Primary Class              -1.37%               7.98%(a)
--------------------------------------------------------------------------------
S&P 500 Index                               21.00%              28.31%(b)
--------------------------------------------------------------------------------

(a) October 1, 1996 (commencement of operations of this class) to December 31, 1999.
(b)   September 30, 1996 to December 31, 1999.


SMALL-CAP VALUE TRUST - NAVIGATOR CLASS SHARES

Total return as of December 31 (%)*

     1999      -4.05

* The fund's year-to-date total return as of June 30, 2000 is -8.29%.

During the last calendar year:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter:                   June 30, 1999                    21.43%
Worst quarter:             September 30, 1999                   -11.11%

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                               1 Year        Life Of Class
--------------------------------------------------------------------------------
Small-Cap Value Trust - Navigator Class        -4.05%           -10.44%(a)
--------------------------------------------------------------------------------
S&P 500 Index                                  21.00%            21.00%(b)
--------------------------------------------------------------------------------

(a)   June 19, 1998  (commencement  of operations of this class) to December 31,
      1999.
(b)   For the period June 30, 1998 to December 31, 1999.

FINANCIAL SERVICES FUND - PRIMARY CLASS SHARES

Total return as of December 31 (%)*

1999     -10.97

* The fund's year-to-date total return as of June 30, 2000 is -1.48%.


During the last calendar year:

                                Quarter Ended              Total Return
                                -------------              ------------
Best quarter                    June 30, 1999                     4.93%
Worst quarter              September 30, 1999                   -13.23%

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the S&P 500 Index.

--------------------------------------------------------------------------------
                                               1 Year           Life Of Class
--------------------------------------------------------------------------------
Financial Services Fund - Primary Class       -10.97%               -5.27%(a)
--------------------------------------------------------------------------------
S&P 500 Index                                  21.00%               23.98%(b)
--------------------------------------------------------------------------------

(a) November 16, 1998 (commencement of operations of this class) to December 31, 1999. On October 5, 1999 this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc.

(b)  For the period November 30, 1998 to December 31, 1999.

[icon]  F E E S   A N D   E X P E N S E S   O F    T H E    F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.


                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

                                                                           American
                                              Total         Special         Leading                    Small-Cap
                                Value        Return      Investment       Companies      Balanced          Value
                                Trust         Trust           Trust           Trust         Trust          Trust
                                -----        ------           -----           -----         -----          -----

Management fees (a)             0.66%         0.75%           0.70%           0.75%         0.75%          0.85%

Distribution and/or
Service (12b-1) fees             none          none            none            none          none           none

Other expenses                  0.03%         0.08%           0.05%           0.15%         0.39%          0.51%
                                --------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses (a)          0.69%         0.83%           0.75%           0.90%         1.14%          1.36%


(a) The investment adviser has voluntarily agreed to waive fees so that Navigator Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Navigator Class shares: for Total Return Trust and American Leading Companies Trust, 0.95% indefinitely; for Balanced Trust 1.10% until August 1, 2001; and for Small-Cap Value Trust, 1.00% until August 1, 2001. These voluntary waivers may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2000 were 0.49% and 1.00% for Small-Cap Value Trust, and 0.71% and 1.10% for Balanced Trust. No fee waivers were necessary for Total Return Trust or American Leading Companies Trust.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                                   1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Value Trust                           $70       $221        $384         $859
--------------------------------------------------------------------------------
Total Return Trust                    $85       $265        $460        $1025
--------------------------------------------------------------------------------
Special Investment Trust              $78       $243        $422         $942
--------------------------------------------------------------------------------
American Leading Companies Trust      $92       $287        $498        $1108
--------------------------------------------------------------------------------
Balanced Trust                       $116       $362        $628        $1386
--------------------------------------------------------------------------------
Small-Cap Value Trust                $138       $431        $745        $1635
--------------------------------------------------------------------------------

FINANCIAL SERVICES--NAVIGATOR CLASS SHARES


                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

         Management fees (a)                               1.00%

         Distribution and/or Service (12b-1) fees          None

         Other expenses                                    0.67%

         Total Annual Fund Operating Expenses (b)          1.67%


(a) "Other expenses" are based on estimated expenses for the fiscal year ending March 31, 2000. Navigator Class commenced operations on October 7, 1999.

(b) The fund's investment adviser has voluntarily agreed to waive fees so that expenses of Navigator Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.25% of the fund's average daily net assets attributable to Navigator Class shares. This voluntary waiver will continue to August 1, 2001, and may be terminated at any time. With this waiver, estimated management fees and total annual fund operating expenses for the fund were 0.57% and 1.25%.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
         1 Year          3 Years            5 Years        10 Years
--------------------------------------------------------------------------------
           $170             $526               $907           $1976
--------------------------------------------------------------------------------

[icon]  M A N A G E M E N T

Management and advisers:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of Balanced Trust, Small-Cap Value Trust and Financial Services Fund. LMFA is responsible for overseeing these funds' relationships with outside service providers, such as the custodian, transfer agent, independent accountants, and lawyers.

Legg Mason Funds Management, Inc. ("LMFM"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser and manager for Value Trust, Total Return Trust, Special Investment Trust, and American Leading Companies Trust. LMFM is responsible for making investment decisions for the funds and placing orders to buy or sell a particular security. LMFM has delegated certain administrative responsibilities for these funds to LMFA.

On August 1, 2000, LMFM replaced LMFA as the investment adviser to Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies Trust. The advisory personnel who previously managed these funds as employees of LMFA continue to do so as employees of LMFM. LMFM is newly organized; however, its principal employee advised the funds during their association with LMFA.

For its services during the fiscal year ended March 31, 2000, the following funds paid LMFA the percentages of their average daily net assets (net of any fee waivers) listed below:

              Value Trust                                0.66%
              Total Return Trust                         0.75%
              Special Investment Trust                   0.70%
              American Leading Companies Trust           0.75%
              Balanced Trust                             0.71%
              Small-Cap Value Trust                      0.49%

For the twelve-month period ended March 31, 2000, Financial Services Fund paid LMFA at the rate of 0.57% of its average daily net assets (net of any fee waivers).

LMFA has  entered  into  investment  advisory  agreements  with  Bartlett  & Co.
("Bartlett"),  Brandywine  Asset  Management,  Inc.  ("Brandywine"),  and  Gray,
Seifert & Co. ("Gray, Seifert") to provide investment advisory services to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund, respectively.

Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, as investment adviser to Balanced Trust, is responsible for the investment management of this fund including making investment decisions and placing orders to buy or sell particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $3 billion as of March 31, 2000.

Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, as investment adviser to Small-Cap Value Trust, is responsible for the investment management of this fund including making investment decisions and placing orders to buy or sell particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust, or 0.50% of Small-Cap Value Trust's average daily net assets. Fees paid to Brandywine are net of any waivers. Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine were approximately $6.4 billion as of March 31, 2000.

Gray, Seifert, 380 Madison Avenue, New York, New York 10017, as investment adviser to Financial Services Fund, is responsible for the investment management of this fund including making investment decisions and placing orders to buy or sell particular securities. LMFA pays Gray, Seifert a monthly fee of 60% of the fee it receives from Financial Services Fund, or 0.60% of Financial Services Fund's average daily net assets. Fees paid to Gray, Seifert are net of any waivers. Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. Prior to November 1998, Gray, Seifert had not previously advised a mutual fund; although it was the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. Aggregate assets under management of Gray, Seifert were approximately $1 billion as of March 31, 2000.

Portfolio management:

Bill Miller, CFA, CEO of LMFM, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985.

Lisa O. Rapuano, CFA, Vice President and Director of Research of LMFM, is co-manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining Legg Mason in September 1994. From July 1991 to September 1994, she was an analyst at Franklin Street Partners, a money management firm.

Nancy T. Dennin, CFA, Senior Vice President of LMFM, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs. Dennin and Mr. Miller co-managed the fund for slightly over six years. Mrs. Dennin has been employed by Legg Mason since 1985. Jay R. Leopold, CFA, Vice President of LMFM, has been the assistant manager of Total Return Trust since January 2000. Mr. Leopold has been employed as an analyst since joining Legg Mason in 1986.

David E. Nelson, CFA, Senior Vice President of LMFM, has had primary responsibility for the day-to-day management of American Leading Companies Trust since March 9, 1998. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998, where he was the portfolio manager for the UAM ICM Equity Portfolio from its inception on October 1, 1993 until 1998. Jay R. Leopold has been the assistant manager of American Leading Companies Trust since January 2000.

James B. Hagerty, CFA, Dale H. Rabiner, CFA and Peter A. Sorrentino, CFA jointly manage Balanced Trust. Mr. Hagerty and Mr. Rabiner are senior portfolio managers of Bartlett. Mr. Sorrentino is the Director of Equity Research. Mr. Hagerty has been employed by Bartlett since 1994 and has responsibility for the equity selection process for the Private Client Group at Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Managing Director of its Fixed Income Group. Mr. Sorrentino joined Bartlett in 1999 and is responsible for Bartlett's equity investment processes.

Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value Trust. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine since 1989.

Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert has been Chairperson of the Board and a Director of Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert where she has been employed since 1982.

Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the funds' shares pursuant to separate Underwriting Agreements. Each Underwriting Agreement obligates Legg Mason to pay certain expenses for offering fund shares, including compensation to financial advisors, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

Legg Mason, LMFM and LMFA may pay non-affiliated entities out of their own assets to support the distribution of Navigator Class shares and shareholder servicing.

LMFM, LMFA, Brandywine, Bartlett, Gray, Seifert and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

Navigator Class shares are currently offered for sale only to:

o Institutional Clients of Legg Mason Trust, fsb for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

o Qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million.

o    Any qualified retirement plan having net assets of at least $300 million.

o Clients of Bartlett who, as of December 19, 1996, were shareholders of Bartlett Short-Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary.

o Any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates.

o Certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity.

o Shareholders of Class Y shares of Bartlett Europe Fund or Bartlett Financial Services Fund on October 5, 1999.

o Any open-end management investment company advised or managed by LMFA or LMFM or by any person controlling, controlled by, or under common control with LMFA or LMFM.

Prior to or concurrent with the initial purchase of Navigator Class shares, each investor must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Advisors, Inc. ("LMIA"), at the following address: Legg Mason, P.O. Box 17635, Baltimore, Maryland 21297-1635 Attn: LMIA.

Eligible investors may purchase Navigator Class shares by contacting LMIA directly or through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Class shares.

Customers of certain Institutional Clients that have omnibus accounts with the funds' transfer agent can purchase shares through those Institutions. Legg Mason may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This prospectus should be read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this prospectus.

Purchase orders received by Legg Mason before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) will be processed at the funds' net asset value as of the close of the Exchange on that day. The funds are open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the funds' net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to the selling organization.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to Legg Mason by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the funds in a timely fashion.

Purchases of Navigator Class shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone Legg Mason at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:
State Street Bank and Trust Company
ABA #011-000-028
DDA #99014649
Legg Mason [insert name of fund]
[Insert account name and number]

The wire should state that the funds are for the purchase of Navigator Class shares of a specific fund and include the account name and number.

Primary Class shares of the funds and Class A shares of the Financial Services Fund, are offered through a separate prospectus.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

Navigator Class shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason, P.O. Box 17635, Baltimore, Maryland 21297-1635, Attn: LMIA (2) by calling 1-888-425-6432, or (3) by wire communication. In each case, the investor should first notify Legg Mason at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day the Exchange is open, Legg Mason will redeem fund shares at that day's net asset value per share. Requests for redemption received by Legg Mason after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to Legg Mason by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Requests for redemption should indicate:

1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2) the investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason by calling 1-888-425-6432.

Customers  of   Institutional   Clients  may  redeem  only  in  accordance  with
instructions and limitations pertaining to their account at the Institution.

Payment of the proceeds of redemption normally will be made by wire one business day after receipt of a redemption request in good order. Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

Signature guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor

Institutions  that do not,  based on credit  guidelines,  satisfy  such  written
standards  or   procedures.   Any  fund  may  change  the  signature   guarantee
requirements from time to time without prior notice to shareholders.

[icon] A C C O U N T       P O L I C I E S

Calculation of net asset value:

Net asset value per Navigator Class share is determined daily as of the close of the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Navigator Class share price, the fund's assets attributable to Navigator Class shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. The funds may use fair value pricing instead of market quotations to value a security if a fund's Valuation Committee believes that because of special circumstances, doing so would more accurately reflect the price the fund could realize on a current sale of the security.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time;

o    change its minimum investment amounts; and

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission (SEC).

[icon] S E R V I C E S     F O R    I N V E S T O R S

Confirmations and account statements:

Confirmations will be sent to Institutional Clients after each transaction involving Navigator Class shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

Account registration changes:

Changes in registration or account privileges may be made in writing to Legg Mason. Signature guarantees may be required. See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

Legg Mason
P.O. Box 17635
Baltimore, Maryland  21297-1635
Attn: LMIA

Exchange privilege:

Navigator Class shares of a fund may be exchanged for shares of the Legg Mason Cash Reserve Trust or Navigator Class shares of any of the other Legg Mason funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from a fund in one calendar year; and

o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some Institutional Clients may not offer all of the Navigator Funds for exchange.

[icon]  D I S T R I B U T I O N S  A N D  T A X E S

Value Trust, Special Investment Trust, American Leading Companies Trust, Small-Cap Value Trust and Financial Services Fund each declares and pays dividends from its net investment income annually. Balanced Trust and Total Return Trust each declares and pays any such dividends quarterly.

Distributions of substantially all net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the same class of shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the distributing fund at least ten days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to most investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, net short-term capital gain and net gains from certain foreign currency transactions) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single fund share. For Value Trust, Total Return Trust and Special Investment Trust, this information has been audited by their independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. For American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund, this information has been audited by their independent auditors, Ernst & Young LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report for these funds. For Financial Services Fund, the information for the period November 16, 1998 to December 31, 1998 has been audited by PricewaterhouseCoopers LLP. The annual reports are available upon request by calling toll-free 1-888-425-6432.

                              Investment Operations
--------------------------------------------------------------------------------
                                             Net        Net Realized
For the                  Net Asset       Investment     & Unrealized  Total From
Years Ended                Value,          Income       Gain(Loss)On  Investment
March 31,            Beginning of Year     (Loss)       Investments   Operations
--------------------------------------------------------------------------------
Value Trust - Navigator Class
2000                       $ 74.49        $  .12              $ 5.37    $ 5.49
1999                         50.57           .20               25.13     25.33
1998                         34.30           .35               18.55     18.90
1997                         27.08           .41                8.75      9.16
1996                         20.27           .43                8.02      8.45
--------------------------------------------------------------------------------
Special Investment Trust - Navigator Class
2000                       $ 40.51       $   .19)            $ 10.63   $ 10.44
1999                         37.12           .03                6.02      6.05
1998                         27.04             -               11.58     11.58
1997                         25.26           .02                3.17      3.19
1996                         20.03           .09                5.78      5.87
--------------------------------------------------------------------------------
Total Return Trust - Navigator Class
2000                       $ 21.27        $  .43             $ (1.43)  $ (1.00)
1999                         24.87           .61               (2.36)    (1.75)
1998                         19.53           .66                7.29      7.95
1997                         16.52           .65                3.48      4.13
1996                         12.83           .62                3.72      4.34
--------------------------------------------------------------------------------
American Leading Companies - Navigator Class
2000(D)                    $   -          $   -              $    -    $    -
1999(E)                      17.95           .08 (A)             .23       .31
1998                         14.71           .10 (A)            4.99      5.09
1997(F)                      13.30           .07 (A)            1.94      2.01
--------------------------------------------------------------------------------
U.S. Small Capitalization Trust - Navigator Class
2000                       $ 7.88      $    .07 (B)    $       (.05)   $   .02
1999(G)                      9.92           .05 (B)           (2.09)     (2.04)
--------------------------------------------------------------------------------
Financial Services Fund - Navigator Class
   Three Months Ended
     March 31, 2000(H)     $ 9.50      $    .01 (C)            (.22)      (.21)
   Period Ended Dec.
     31, 1999(I)             9.27           .01 (C)             .22        .23
--------------------------------------------------------------------------------

                                  Distributions
---------------------------------------------------------------------------------------------------------
                                                 From Net      In Excess of
For the                            From Net      Realized      Net Realized                    Net Asset
Years Ended                       Investment     Gain on         Gain on          Total          Value,
March 31,                           Income      Investments     Investments    Distributions  End of Year
---------------------------------------------------------------------------------------------------------
Value Trust
2000                                 $ -        $ (2.46)            $ -         $ (2.46)       $ 77.52
1999                                   -          (1.41)              -           (1.41)         74.49
1998                                (.31)         (2.32)              -           (2.63)         50.57
1997                                (.41)         (1.53)              -           (1.94)         34.30
1996                                (.40)         (1.24)              -           (1.64)         27.08
---------------------------------------------------------------------------------------------------------
Special Investment Trust
2000                                 $ -        $ (8.04)            $ -         $ (8.04)       $ 42.91
1999                                   -          (2.66)              -           (2.66)         40.51
1998                                   -          (1.50)              -           (1.50)         37.12
1997                                   -          (1.41)              -           (1.41)         27.04
1996                                (.17)          (.47)              -            (.64)         25.26
---------------------------------------------------------------------------------------------------------
Total Return Trust
2000                                (.57)    $    (1.31)            $ -         $ (1.88)       $ 18.39
1999                                (.65)         (1.20)              -           (1.85)         21.27
1998                                (.58)         (2.03)              -           (2.61)         24.87
1997                                (.56)          (.56)              -           (1.12)         19.53
1996                                (.65)             -               -            (.65)         16.52
---------------------------------------------------------------------------------------------------------
American Leading Companies
2000(D)                                -     $        -            $  -         $     -        $     -
1999(E)                                -           (.46)                         - (.46)         17.80
1998                                   -          (1.85)                         -(1.85)         17.95
1997(F)                             (.12)          (.48)                         - (.60)         14.71
---------------------------------------------------------------------------------------------------------
U.S. Small Capitalization Trust
2000                                 $ -      $    (.16)      $    (.15)       $   (.31)        $ 7.59
1999(G)                                -              -               -               -           7.88
---------------------------------------------------------------------------------------------------------
Financial Services Fund
     Navigator Class
     Three Months Ended
        March 31, 2000(H)            $ -            $ -             $ -             $ -         $ 9.29
     Period Ended Dec. 31,
        1999(I)                        -              -               -               -           9.50
---------------------------------------------------------------------------------------------------------

                            Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                                                                  Net Investment
                                                  Expenses        Income/(Loss)
For the                                          to Average         to Average        Portfolio         Net assets,
Years Ended                  Total return        Net Assets         Net Assets      Turnover Rate       End of Year
March 31,                         %                  %                  %                 %           (thousands - $)
---------------------------------------------------------------------------------------------------------------------
Value Trust
2000                                7.80               .69                  .4              19.7          $ 1,210,632
1999                               51.33               .72                  .6              19.3              814,403
1998                               56.90               .73                  .9              12.9              179,664
1997                               34.97               .77                 1.4              10.5               83,752
1996                               43.53               .82                 1.8              19.6               52,332
---------------------------------------------------------------------------------------------------------------------
Special Investment Trust
2000                               29.85               .75                 (.2)             29.3            $ 122,078
1999                               18.01               .78                  .1              47.8               71,492
1998                               44.42               .80                   -              29.8               63,299
1997                               12.81               .85                  .1              29.2               41,415
1996                               29.85               .88                 1.0              35.6               35,731
---------------------------------------------------------------------------------------------------------------------
Total Return Trust
2000                               (5.61)              .83                 2.1              85.4             $ 11,643
1999                               (7.18)              .82                 2.7              44.2               15,275
1998                               43.94               .83                 3.1              20.6               17,792
1997                               25.67               .86                 3.7              38.4               10,048
1996                               34.67               .94                 4.2              34.7                7,058
---------------------------------------------------------------------------------------------------------------------
American Leading Companies
2000(D)                               -                 -                   -                  -                    -
1999(E)                             1.84 (J)           .94 (A.K)           .65 (A.K)        47.6 (K)                -
1998                               36.68               .93 (A)             .74 (A)          51.4                   82
1997(F)                            15.16 (J)           .86 (A,K)           .98 (A,K)        55.7 (K)               55
---------------------------------------------------------------------------------------------------------------------
U.S. Small Capitalization Trust
2000                                (.15)             1.00 (B)             .44 (B)          66.2                 $ 31
1999(G)                           (20.56)(J)           .90 (B,K)           .71 (B,K)        29.5 (K)               40
---------------------------------------------------------------------------------------------------------------------
Financial Services Fund
     Navigator Class
     Three Months Ended
        March 31, 2000(H)          (2.21)(J)          1.25 (C,K)           .64 (C,K)        60.9 (K)              $ 5
     Period Ended Dec. 31,
        1999(I)                     2.37 (J)          1.25 (C,K)           .33 (C,K)        27.1 (K)                5
---------------------------------------------------------------------------------------------------------------------

A Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 4, 1996 to March 31, 1997, for the year ended March 31, 1998, and for the period ended December 3, 1998, would have been 0.97%, 0.98% and 0.95%, respectively.

B Net of fees waived pursuant to a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended March 31, 2000 and for the period June 19, 1998 to March 31, 1999, would have been 1.36% and 1.28%, respectively.

C Net of fees waived pursuant to a voluntary expense limitation of 1.25% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for both the period January 1 to March 31, 2000 period and the October 7 to December 31, 1999 period would have been 1.67%.

D No shares of the American Leading Companies Trust Navigator class were outstanding during the fiscal year ended March 31, 2000.

E The American Leading Companies Trust Navigator class was redeemed on December 3, 1998, and information is for the period then ended.

F   For the period  October 4, 1996  (commencement  of  operations) to March 31,
    1997.

G   For the period June 19, 1998 (commencement of operations) to March 31, 1999.

H   The year end for  Financial  Services Fund changed from December 31 to March
    31.

I For the period October 7, 1999 (commencement of sale of Navigator shares) to December 31, 1999.

J   Not annualized.

K   Annualized.

L e g g   M a s o n  E q u i t y  F u n d s

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o        call toll-free 1-888-425-6432
o        visit us on the Internet via http://www.leggmasonfunds.com
o        write to us at:  Legg Mason Wood Walker, Incorporated
                          100 Light Street, P.O. Box 1476
                          Baltimore, MD 21203-1476
                          ATTN:  LMIA

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-041                 SEC file numbers 811-3380; 811-4308; 811-4451; 811-7692

                             LEGG MASON EQUITY FUNDS

LEGG MASON VALUE TRUST, INC.
LEGG MASON TOTAL RETURN TRUST, INC.
LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON INVESTORS TRUST, INC.:
     Legg Mason American Leading Companies Trust
     Legg Mason Balanced Trust
     Legg Mason U.S. Small-Capitalization Value Trust
     Legg Mason Financial Services Fund

         CLASS A SHARES, PRIMARY CLASS SHARES and NAVIGATOR CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 31, 2000


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for Primary Class and Class A shares or the Prospectus for Navigator Class shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund (both dated July 31, 2000), as appropriate, which have been filed with the Securities and Exchange Commission ("SEC"). The funds' annual reports are incorporated by reference into this Statement of Additional Information. A copy of either of the Prospectuses or the annual reports may be obtained without charge from the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).

                             Legg Mason Wood Walker,
                                  Incorporated

--------------------------------------------------------------------------------

                                100 Light Street
                            Baltimore, Maryland 21202
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS

                                                                           Page


DESCRIPTION OF THE FUNDS......................................................3
FUND POLICIES.................................................................3
INVESTMENT STRATEGIES AND RISKS...............................................6
ADDITIONAL TAX INFORMATION...................................................31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................35
VALUATION OF FUND SHARES.....................................................37
PERFORMANCE INFORMATION......................................................38
TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS  AND CLASS A SHARES.............48
MANAGEMENT OF THE FUNDS......................................................50
THE FUNDS' INVESTMENT ADVISER/MANAGER........................................55
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................59
THE FUNDS' DISTRIBUTOR.......................................................63
CAPITAL STOCK INFORMATION....................................................66
THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT..............67
THE FUNDS' LEGAL COUNSEL.....................................................67
THE FUNDS' INDEPENDENT ACCOUNTANTS/AUDITORS..................................67
FINANCIAL STATEMENTS.........................................................67
RATINGS OF SECURITIES.......................................................A-1


         No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                            DESCRIPTION OF THE FUNDS

         Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Total Return Trust, Inc. ("Total Return Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and Legg Mason Investors Trust, Inc. ("Investors Trust") are each diversified open-end management investment companies that were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985, and May 5, 1993, respectively. Legg Mason American Leading Companies Trust ("American Leading Companies"), Legg Mason Balanced Trust ("Balanced Trust"), Legg Mason U.S. Small-Capitalization Value Trust ("Small-Cap Value Trust"), and Legg Mason Financial Services Fund ("Financial Services Fund") are separate series of Investors Trust.

                                  FUND POLICIES

         VALUE TRUST'S investment objective is to seek long-term growth of capital. TOTAL RETURN TRUST'S investment objective is to seek capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. SPECIAL INVESTMENT TRUST'S investment objective is to seek capital appreciation. AMERICAN LEADING COMPANIES' investment objective is to seek long-term capital appreciation and current income consistent with prudent investment risk. BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. SMALL-CAP VALUE TRUST'S investment objective is to seek long-term capital appreciation. FINANCIAL SERVICES FUND'S investment objective is to seek long-term growth of capital.

         The investment objective of each fund is fundamental, meaning it cannot be changed except by a vote of fund shareholders. Each fund has adopted the following fundamental investment limitations that cannot be changed except by vote of its shareholders:

         Value Trust, Total Return Trust and Special Investment Trust each may not:

         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes, in an aggregate amount not to exceed 10% of the value of the total assets of the respective fund at the time of borrowing; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, each fund will not purchase securities if borrowings, including reverse purchase agreements, exceed 5% of its total assets);

         2. With respect to 75% of total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         3. Purchase securities on "margin", except for short-term credits necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with the use of futures contracts and options on futures contracts;

         4. Invest 25% or more of its total assets (taken at market value) in any one industry;

         5. Purchase or sell commodities and commodity contracts, but this limitation shall not prevent each fund from purchasing or selling options and futures contracts;

         6. Underwrite the securities of other issuers, except insofar as each fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security;

         7. Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         8. Purchase or sell real estate, except that each fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (as a non-fundamental policy changeable without a shareholder vote, each fund will not purchase or sell interests in real estate limited partnerships);

         9. Make short sales of securities or maintain a short position, except that each fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box"; or

         10.      Issue  senior  securities,   except  as  permitted  under  the
                  Investment Company Act of 1940, as amended ("1940 Act").

         American Leading Companies, Balanced Trust and Small-Cap Value Trust each may not:

         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowings. (Although not a fundamental policy subject to shareholder approval, the fund will repay any money borrowed before any portfolio securities are purchased);

         2.       Issue senior  securities,  except as permitted  under the 1940
                  Act;

         3. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security;

         4.       Buy  or  hold  any  real  estate;   provided,   however,  that
                  instruments secured by real estate or interests therein are not subject to this limitation;

         5. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans; or

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

         Financial Services Fund may not:

         1. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the fund's total assets at the time when the borrowing is made;

         2. Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the fund may be deemed an underwriter under certain federal securities laws;

         3. Purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude the fund from investing in
                  mortgage-related   securities   or   investing   directly   in
                  mortgages;

         4. Purchase, hold or deal in commodities or commodities futures contracts, except that the fund may purchase or sell forward currency contracts;

         5. Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, or (d) through direct investments in mortgages. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities;

         6. Purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign exchange contracts);

         7. Invest more than 25% of its total assets in a particular industry other than the financial services industry;

         8. Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of its total assets to be invested in cash and cash items (including receivables), securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer; or

         9.       Issue senior  securities,  except as permitted  under the 1940
                  Act.

         The foregoing limitations may be changed with respect to a fund by "the vote of a majority of the outstanding voting securities" of that fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         For purposes of the diversification requirements described above, Financial Services Fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by the fund in collateralized mortgage obligations that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies described below under "Investment Strategies and Risks--Investment Companies".

AMERICAN LEADING COMPANIES, BALANCED TRUST AND SMALL-CAP VALUE TRUST:

         The following are some of the non-fundamental limitations which American Leading Companies, Balanced Trust and Small-Cap Value Trust currently observe. Each fund may not:

         1. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of permitted currency futures contracts and options on currency futures contracts; or

         2. Make short sales of securities or maintain a short position, except that the fund may sell short "against the box." This limit does not apply to short sales and short positions in connection with its use of options, futures contracts and options on futures contracts (no fund intends to make short sales in excess of 5% of its net assets during the coming year).

         In addition, as a non-fundamental limitation, American Leading Companies may not purchase or sell interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts, provided, however, that the fund may sell covered call options on securities and may purchase options to the extent necessary to close out its position in one or more call options.

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of a fund or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. Each fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

         Unless otherwise stated, the funds' investment policies and limitations are not fundamental and can be changed without shareholder approval.

                         INVESTMENT STRATEGIES AND RISKS

THE FOLLOWING INFORMATION APPLIES TO VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST, AMERICAN LEADING COMPANIES, BALANCED TRUST, SMALL-CAP VALUE TRUST, AND FINANCIAL SERVICES FUND, UNLESS OTHERWISE INDICATED:

         This section supplements the information in the Prospectuses concerning the investments the funds may make and the techniques they may use. Each fund, unless otherwise stated, may employ several investment strategies, including:

Foreign Securities
------------------

         Each fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
Issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since each fund may invest in securities denominated in currencies other than the U.S. dollar and since each fund may hold foreign currencies, a fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each fund's shares, and also may affect the value of dividends and interest earned by that fund and gains and losses realized by that fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, each fund may invest in American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of each fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Each fund may also invest in Global Depository Receipts
("GDRs"), which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.

         Although not a fundamental policy subject to shareholder vote, Legg Mason Funds Management, Inc. ("LMFM"), currently anticipates that Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Grey Seifert & Co., Inc. ("Grey Seifert") currently anticipates that Financial Services Fund will not invest more than 25% of its total assets in foreign securities, not including investments through ADRs. Bartlett & Co. ("Bartlett") currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs. Small-Cap Value Trust does not currently intend to invest in foreign securities.

         Each fund (except Small-Cap Value Trust) may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets.

         Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. In such a case, a fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

         The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

         Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

         Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's portfolio securities in such markets may not be readily available.

ILLIQUID AND RESTRICTED INVESTMENTS

         Value Trust and Total Return Trust each may invest up to 10% of its net assets in illiquid investments. American Leading Companies, Balanced Trust, Special Investment Trust, Small-Cap Value Trust and Financial Services Fund each may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, and restricted investments other than those the adviser to a fund has determined are liquid pursuant to guidelines established by each fund's Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, a fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid securities than for those for which a more active market exists.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A. A fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to a fund, acting pursuant to guidelines established by such fund's Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, or qualified institutional investors become uninterested for a time, restricted securities in a fund's portfolio may adversely affect that fund's liquidity.

         The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

DEBT SECURITIES

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

         Generally, debt securities rated below BBB by Standard & Poor's ("S&P"), or below Baa by Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities. If an investment grade security purchased by Value Trust, Total Return Trust, Special Investment Trust or Financial Services Fund is subsequently given a rating below investment grade, each fund's adviser will consider that fact in determining whether to retain that security in that fund's portfolio, but is not required to dispose of it. The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.

         Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during period of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds."

         The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated debt securities rose dramatically reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuer's financial restructuring or default. There can be no assurance that such declines will not recur.

         The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

         In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each fund's adviser to determine, to the extent possible, that the planned investment is sound.

         If a security rated A or above at the time of purchase by American Leading Companies is subsequently downgraded to a rating below A, the fund's adviser will consider that fact in determining whether to dispose of the security, but will dispose of it if necessary to insure that no more than 5% of net assets are invested in debt securities rated below A. If one rating agency has rated a security A or better and another agency has rated it below A, the fund's adviser may rely on the higher rating in determining to purchase or retain the security on behalf of American Leading Companies. Bonds rated A may be given a "+" or "-" by the rating agency. The fund considers bonds denominated A, A+ or A- to be included in the rating A.

         Financial Services Fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as S&P or Moody's; however, the fund's adviser does consider such ratings in determining whether the security is an appropriate investment for the fund.

         Financial Services Fund may invest in securities which are in lower rating categories or are unrated if the adviser determines that the securities provide the opportunity of meeting the fund's objective without presenting excessive risk. The adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While the adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

PREFERRED STOCK

         Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

CONVERTIBLE SECURITIES

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality. American Leading Companies does not intend to purchase any convertible securities rated below BB by S&P or below Ba by Moody's or, if unrated, deemed by the fund's adviser to be of comparable quality. Moody's describes securities rated Ba as having "speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

CORPORATE DEBT SECURITIES

         Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

         Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a fund, the fund's adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

         Financial Services Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

WHEN-ISSUED SECURITIES

         Each fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on a fund.

         American   Leading   Companies  does  not  currently  expect  that  its
commitment to purchase when-issued securities will at any time exceed, in the aggregate, 5% of its net assets.

         When a fund commits to purchase a when-issued security, it will establish a segregated account with its custodian and maintain cash or appropriate liquid securities in an amount at least equal in value to that fund's commitments to purchase when-issued securities.

         A fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Indexed Securities (all funds except Financial Services Fund)
------------------

         Indexed securities are securities whose prices are indexed to the prices of securities indices, currencies or other financial statistics. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. The U.S. Treasury recently began issuing securities whose principal value is indexed to the Consumer Price Index (also known as "Treasury Inflation-Indexed Securities"). A fund will only purchase indexed securities of issuers which its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each fund's investment allocations, depending on the individual characteristics of the securities. Each fund currently does not intend to invest more than 5% of its net assets in indexed securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument and, in that respect, have a leverage-like effect on a fund.

Senior Securities
-----------------

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. Each fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. Borrowing for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the borrowing is made is not deemed to be an issuance of a senior security.

         There are various investment techniques which may give rise to an obligation of a fund to pay in the future about which the SEC has stated it would not raise senior security concerns, provided the fund maintains segregated assets in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, forward contracts and repurchase agreements.

THE FOLLOWING INFORMATION APPLIES TO SPECIAL INVESTMENT TRUST AND SMALL-CAP VALUE TRUST:

Small and Mid-Sized Company Stocks
----------------------------------

         The advisers for Special Investment Trust and Small-Cap Value Trust believe that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Each fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

         It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value Trust may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, Special Investment Trust and Small-Cap Value Trust will not invest more than 15% of their respective net assets in illiquid securities.

         Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of small companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small company stocks may decline in price as the prices of large company stocks rise or vice versa.

THE FOLLOWING INFORMATION APPLIES TO BALANCED TRUST AND FINANCIAL SERVICES FUND (UNLESS OTHERWISE INDICATED):

Mortgage-Related Securities
---------------------------

         Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the funds) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

         Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association ("GNMA")) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the fund's adviser determines that the securities are an appropriate investment for the fund.

         Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by a fund, the fund could experience both delays in liquidating its position and losses. Each fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. Each fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

         Each fund's adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, each fund's adviser will, consistent with the fund's investment objective and policies, consider making investments in such new types of securities. The Prospectuses will be amended with any necessary additional disclosure prior to a fund investing in such securities.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by a fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

         Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. A fund will not purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which the fund's adviser deems to be illiquid pursuant to criteria established by the fund's Board of Directors if, as a result, more than 10% of the value of the fund's net assets would be invested in such illiquid securities and investments.

         Government-related organizations which issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

         In determining the dollar-weighted average maturity of the fixed income portion of the portfolio, Bartlett, investment adviser to Balanced Trust, will follow industry practice in assigning an average life to the mortgage-related securities of the fund unless the interest rate on the mortgages underlying such securities is such that Bartlett believes a different prepayment rate is likely. For example, where a GNMA has a high interest rate relative to the market, that

GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, Bartlett may deem it appropriate to change the projected average life for the fund's mortgage-related security as a result of fluctuations in market interest rates and other factors.

         Financial Services Fund may invest no more than 5% of its net assets in mortgage-related securities.

Municipal Lease Obligations (Balanced Trust only)
---------------------------

         The municipal obligations in which the fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the fund a specified, undivided pro-rata interest in the total amount of the obligation.

         Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

         In determining the liquidity of a municipal lease obligation, the fund's adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well established method of securing payment of a municipal obligation. The fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the fund's adviser determines, pursuant to guidelines established by the Board of Directors, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the security.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

THE FOLLOWING INFORMATION APPLIES TO VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST, BALANCED TRUST AND SMALL-CAP VALUE TRUST: (SMALL-CAP VALUE TRUST DOES NOT CURRENTLY INTEND TO INVEST IN FUTURES AND OPTIONS.) AS NOTED BELOW, FINANCIAL SERVICES FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS.

Options, Futures and Other Strategies
-------------------------------------

         GENERAL. Each fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage a fund's foreign currency exposure (including exposure to the Euro) as well as other risks of a fund's investments that can affect its net asset value. Each fund may utilize futures contracts and options to a limited extent. Specifically, a fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a fund may not enter into futures contracts or related options if, as a result, more than 20% of the fund's total assets would be so invested.

         Generally, each fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each fund is authorized to invest in foreign securities, each fund may purchase and sell foreign currency and Euro derivatives. However, a fund will only invest in foreign currency derivatives in connection with the fund's investment in securities denominated in that currency.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely,  a  long  hedge  is a  purchase  or  sale  of  a  Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

         In addition to the instruments, strategies and risks described below, the advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with a fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The funds' Prospectuses or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon an adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there is a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

         (5) A fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

         COVER. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that a fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in a fund's net asset value being more sensitive to changes in the value of the related instrument. Each fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

         Each fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally,   OTC  foreign  currency  options  used  by  each  fund  are
European-style   options.  This  means  that  the  option  is  only  exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of a fund's fixed-income portfolio. If an adviser wishes to shorten the average duration of a fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an adviser wishes to lengthen the average duration of a fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an adviser may still not result in a successful transaction. An adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         To the extent that a fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund may use options and futures contracts on foreign currencies (including the Euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         Each fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund's adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CURRENCY CONTRACTS. Each fund, including Financial Services Fund, may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         Each fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Successful use of forward currency contracts depends on an adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund's adviser anticipates. There is no assurance that an adviser's use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

         COMBINED POSITIONS. Each fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. Each fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS AND COLLARS. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield because, and to the extent, these agreements affect the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which a fund enters into swaps, caps, floors or collars will be monitored by its adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of the 1940 Act. A fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The advisers and the funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. Each fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "Illiquid and Restricted Investments."

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. Each fund will deal only with banks, broker/dealers or other financial institutions which the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities each fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

THE FOLLOWING INFORMATION APPLIES TO VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST, AMERICAN LEADING COMPANIES, BALANCED TRUST, SMALL-CAP VALUE TRUST AND FINANCIAL SERVICES FUND, UNLESS OTHERWISE INDICATED:

Repurchase Agreements
---------------------

         When cash is temporarily available, or for temporary defensive purposes, each fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The funds will enter into repurchase agreements only with financial institutions determined by each fund's adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets (with respect to American Leading Companies Trust, Special Investment Trust, Balanced Trust, Financial Services Fund and Small-Cap Value Trust) or more than 10% of its net assets (with respect to Value Trust and Total Return Trust) would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund could be delayed or limited. However, each fund's adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When a fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system.

Loans of Portfolio Securities
-----------------------------

         Each fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. Each fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. Each fund except Financial Services Fund presently does not intend to lend more than 5% of its portfolio securities at any given time. For Financial Services Fund, no loans will be made if, as a result, the aggregate amount of such loans would exceed 25% of the fund's total assets.

U.S. Government Obligations and Related Securities
--------------------------------------------------

          U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S.
Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. government obligations may or may not be backed by the "full faith and credit" of the U.S. In the case of securities not backed by the "full faith and credit" of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie
Mac) for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

         Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

         A fund may invest in U.S. government obligations and related participation interests. In addition, a fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government for purposes of securities laws. A fund will consider all interest-only or principal-only fixed income securities as illiquid.

         U.S. government obligations also include stripped securities, which are created by separating bonds issued or guaranteed by the U.S. Treasury into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Municipal Obligations
---------------------

         Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. A fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Private activity bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

Zero Coupon and Pay-in-Kind Bonds (all funds except Financial Services Fund)
---------------------------------

         Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. A fund may invest no more than 5% of its net assets in either zero coupon bonds or pay-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, a fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, a fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Direct Investment in Mortgages
------------------------------

         Mortgage-related securities include investments made directly in mortgages secured by real estate. When a fund makes a direct investment in mortgages, the fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. A fund will invest in such mortgages only if its adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the fund. Investments in whole loans may be illiquid. Whole loans also may present a greater risk of prepayment, because the mortgages so acquired are not diversified as interests in larger pools.

Floating and Variable Rate Obligations
--------------------------------------

         Fixed income securities may be offered in the form of floating and variable rate obligations. A fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

         A fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of a fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 10% of the value of its net assets in illiquid investments.

Investment Companies
--------------------

         The funds are permitted to invest in other investment companies. Each fund will not: (a) invest more than 10% of its total assets in securities of other investment companies; (b) invest more than 5% of its total assets in securities of any investment company; and (c) purchase more than 3% of the outstanding voting stock of any investment company.

         Investment in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities. In addition, the total return on such investments in investment companies will be reduced by their operating expenses and fees, including advisory fees, which may be duplicative. A fund will invest in investment companies, when, in its adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

THE FOLLOWING INFORMATION APPLIES TO FINANCIAL SERVICES FUND ONLY:

Concentration
-------------

         The fund will not invest more than 25% of its total assets in a particular industry other than the financial services industry.

Securities in the Financial Services Industry
---------------------------------------------

         Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g.,, credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies (e.g., Sallie Mae), financial conglomerates and foreign banking and financial services companies.

         The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations in the U.S. have included insurance, finance, banking and/or securities brokerage under single ownership. Moreover, Congress recently repealed the federal laws generally separating commercial and investment banking, and the services offered by banks are likely to expand. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition may also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks.

         Banks, savings and loan associations and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

         Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affect its business.

         Insurance companies are likewise subject to substantial governmental regulation, predominately at the state level, and may be subject to severe price competition. The performance of the fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity, and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

         Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management, or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any federal, state or local taxes that might apply to them.

General
-------

         For federal tax purposes, each fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus any net short-term capital gain and any net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any fund may not exceed the aggregate dividends received by that fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain made by any fund do not qualify for the dividends-received deduction.

Foreign Securities
------------------

         FOREIGN TAXES. Interest and dividends received by a fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to any such election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If a fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may make an election that would enable them to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         FOREIGN CURRENCIES. Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

Financial Instruments and Foreign Currencies
--------------------------------------------

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies -- will be treated as qualifying income under the Income Requirement.

         Certain futures, listed nonequity options (such as those on a stock index) and foreign currency contracts (with respect to which a fund has made a certain election) in which a fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Section 1256 contracts held by a fund at the end of its taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and sixty percent of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

         If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Original Issue Discount and Pay-In-Kind Securities
--------------------------------------------------

         Each fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each fund offers two classes of shares, known as Primary Class and Navigator Class shares. Financial Services Fund also offers a third class of shares: Class A shares. Other classes of shares may be offered in the future. Primary Class and Class A shares are available from Legg Mason, certain of its affiliates and unaffiliated entities having an agreement with Legg Mason. Navigator Class shares are available only to: Institutional Clients of Legg Mason Trust, fsb for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients; qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million; any qualified retirement plan having net assets of at least $300 million; clients of Bartlett who, as of December 19, 1996 were shareholders of Bartlett Short-Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary; Class Y shareholders of Bartlett Europe Fund or Bartlett Financial Services Fund on October 5, 1999; any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates; any open-end management investment company advised or managed by Legg Mason Fund Adviser, Inc. ("LMFA") or Legg Mason Fund Management, Inc. ("LMFM") or by any person controlling, controlled by, or under common control with LMFA or LMFM and to certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity. Institutional Clients may purchase shares for Customer
Accounts maintained for individuals. Primary Class and Class A shares are available to all other investors.

Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions
--------------------------------------------------------------------------------

         If you invest in Primary Class or Class A shares, the Prospectus for those shares explains that you may buy those shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in Primary Class or Class A shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each fund's transfer agent, to transfer funds each month from your Legg Mason account or from your checking account to be used to buy those shares at the per share net asset value determined on the day the funds are sent from your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

         Investors in Primary Class and Class A shares may also buy shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of a fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476

         If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan
--------------------------

         All Legg Mason funds in any Legg Mason account are eligible for the Systematic Withdrawal Plan ("Plan"). Except for Individual Retirement Accounts ("IRA accounts"), any account with a net asset value of $5000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. IRA accounts are not subject to the $5000 minimum balance requirement. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Except IRA accounts, there are three ways to receive payment of proceeds of redemptions made through the Plan:
(1) Credit to brokerage account - fund shares will be redeemed on the first business day of each month and credited to the brokerage account on the third business day; or (2) Check mailed by the funds' transfer agent - fund shares will be redeemed on the 25th of each month or next business day and a check will be mailed within 3 business days; or (3) ACH to checking or savings account - redemptions of fund shares may occur on any day of the month and the checking or savings account will be credited in approximately two business days. Credit to brokerage account is the only option available to IRA accounts. Redemptions will be made at the net asset value per share determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of the Exchange on the next business day. You may change the monthly amount to be paid to you without charge by notifying Legg Mason or the affiliate with which you have an account. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. No fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

Other Information Regarding Redemption
--------------------------------------

         Each fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

         The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, by a fund or its distributor except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing that fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each fund does not redeem "in kind" under normal circumstances, but would do so where its adviser determines that it would be in the best interests of that fund's shareholders as a whole.

         Foreign securities markets may be open for trading on days when the funds are not open for business. The net asset value of fund shares may be significantly affected on days when investors do not have access to their respective fund to purchase and redeem shares.

         Class A shares that were purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more and are redeemed within one year of their purchase are subject to a CDSC of 1.00% of the shares' net asset value at the time of purchase or redemption, whichever is less.

         Clients of certain institutions that maintain omnibus accounts with the funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase shares from Legg Mason without receiving or paying for such other services.

                            VALUATION OF FUND SHARES

         Net asset value of a fund share is determined daily for each class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or the Nasdaq Stock Market are normally valued at last sale prices. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the appropriate fund's Board of Directors. The funds may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the fund believes it would more accurately reflect the price it could realize on a current sales of the securities. Premiums received on the sale of call options are included in the net asset value of each class, and the current market value of options sold by a fund will be subtracted from net assets of each class.

                             PERFORMANCE INFORMATION

         The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in each fund at commencement of operations of each class of fund shares. The tables assume that all dividends and other distributions are reinvested in each respective fund. They include the effect of all charges and fees applicable to the respective class of shares the fund has paid. (There are no fees for investing or reinvesting in the funds imposed by the funds except for any applicable sales charges on the purchase of Class A shares, and there are no redemption fees other than those described above for Class A shares.) They do not include the effect of any income tax that an investor would have to pay on distributions. Performance data is only historical, and is not intended to indicate any fund's future performance.

VALUE TRUST:

PRIMARY CLASS SHARES
--------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1983*                  $ 16,160              $   241           $ 16,401

      1984                     18,870                  555             19,425

      1985                     23,583                1,100             24,683

      1986                     32,556                1,954             34,510

      1987                     35,503                2,421             37,924

      1988                     32,268                2,461             34,729

      1989                     37,650                3,459             41,109

      1990                     39,891                4,399             44,290

      1991                     37,701                5,313             43,014

      1992                     44,210                7,204             51,414

      1993                     50,184                8,819             59,003

      1994                     52,789                9,548             62,337

      1995                     57,817               10,610             68,427

      1996                     82,356               14,870             97,226

      1997                    110,379               19,502            129,881

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1998                    172,493               29,268            201,761

      1999                    259,794               42,708            302,502

      2000                    278,915               43,976            322,891


* April 16, 1982 (commencement of operations) to March 31, 1983.


NAVIGATOR CLASS SHARES
----------------------


                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1995*                  $10,805                $  6             $10,811

      1996                    15,249                 268              15,517

      1997                    20,323                 619              20,942

      1998                    31,713               1,146              32,859

      1999                    48,038               1,688              49,726

      2000                    51,846               1,757              53,603


* December 1, 1994 (commencement of operations) to March 31, 1995.

         With  respect  to  Primary  Class  shares,  if  the  investor  had  not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $150,520, and the investor would have received a total of $32,449 in distributions. With respect to Navigator Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $41,322, and the investor would have received a total of $5,375 in distributions. If the adviser had not waived certain fees in the 1983-2000 fiscal years, returns would have been lower.

TOTAL RETURN TRUST:

PRIMARY CLASS SHARES
--------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1986*                  $10,780                   -            $10,780

      1987                   11,673                 $211             11,884

      1988                   10,295                  380             10,675

      1989                   11,690                  603             12,293

      1990                   11,875                  846             12,721

      1991                   11,499                1,216             12,715

      1992                   13,885                1,830             15,715

      1993                   16,234                2,605             18,839

      1994                   16,637                3,064             19,701

      1995                   16,593                3,482             20,075

      1996                   21,342                5,194             26,536

      1997                   26,102                6,890             32,992

      1998                   37,430                9,565             46,995

      1999                   34,742                8,903             43,175

      2000                   32,051                8,264             40,315


*   November 21, 1985 (commencement of operations) to March 31, 1986.


NAVIGATOR CLASS SHARES
----------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1995*                  $10,203                $160              $10,363

      1996                    13,106                 668               13,774

      1997                    15,989               1,321               17,310

      1998                    22,606               2,311               24,917

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1999                    20,509               2,619               23,128

      2000                    18,999               2,830               21,829


* December 1, 1994 (commencement of operations) to March 31, 1995.


         With  respect  to  Primary  Class  shares,  if  the  investor  had  not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $18,260, and the investor would have received a total of $11,949 in distributions. With respect to Navigator Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $14,390, and the investor would have received a total of $6,533 in distributions. If the adviser had not waived certain fees in the 1986-1995 fiscal years, returns would have been lower.

SPECIAL INVESTMENT TRUST:

PRIMARY CLASS SHARES
--------------------
                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1986*                 $11,530                    -             $11,530

      1987                   13,051                 $ 23              13,074

      1988                   11,107                  113              11,220

      1989                   12,982                  144              13,126

      1990                   14,890                  253              15,143

      1991                   17,777                  615              18,392

      1992                   21,249                  905              22,154

      1993                   23,528                  953              24,481

      1994                   28,511                1,197              29,708

      1995                   26,707                1,108              27,815

      1996                   34,291                1,442              35,733

      1997                   38,345                1,526              39,871

      1998                   54,898                2,070              56,968

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1999                   64,288                2,230              66,518

      2000                   83,259                2,315              85,574


* December 30, 1985 (commencement of operations) to March 31, 1986.


NAVIGATOR CLASS SHARES
----------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1995*                  $10,481                  -              $10,481

      1996                   13,489                $121               13,610

      1997                   15,224                 129               15,353

      1998                   21,996                 177               22,173

      1999                   25,948                 193               26,141

      2000                   33,774                 205               33,979


* December 1, 1994 (commencement of operations) to March 31, 1995.


         With  respect  to  Primary  Class  shares,  if  the  investor  had  not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $40,280, and the investor would have received a total of $18,687 in distributions. With respect to Navigator Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $22,454, and the investor would have received a total of $7,458 in distributions. If the adviser had not waived certain fees in the 1986-1998 fiscal years, returns would have been lower.

AMERICAN LEADING COMPANIES:

PRIMARY CLASS SHARES
--------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1994*                  $9,690                $24                $9,714

      1995                   10,180                140                10,320

      1996                   12,230                283                12,513

      1997                   15,242                366                15,608

      1998                   20,658                442                21,100

      1999                   24,713                506                25,219

      2000                   23,077                465                23,542


* September 1, 1993 (commencement of operations) to March 31, 1994.


NAVIGATOR CLASS SHARES
----------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------


      997*                   $11,428               $88               $11,516

      998                     15,602               110                15,742

      999**                   15,923               109                16,032


* October 4, 1996 (commencement of operations) to March 31, 1997.

**All outstanding Navigator Class shares were redeemed December 3, 1998; this amount reflects values up to that date. There were no Navigator Class shares outstanding at March 31, 2000.

         With  respect  to  Primary  Class  shares,  if  the  investor  had  not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $18,690, and the investor would have received a total of $3,655 in distributions. If the adviser had not waived certain fees in the 1997-1999 fiscal years, returns would have been lower.

BALANCED TRUST:

PRIMARY CLASS SHARES
--------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1997*                  $10,160               $42               $10,202

      1998                    12,749               289                13,038

      1999                    12,214               473                12,687

      2000                    12,439               823                13,262


* October 1, 1996 (commencement of operations) to March 31, 1997.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $12,200, and the investor would have received a total of $980 in distributions. If the adviser had not waived certain fees in the fiscal years ended March 31, 1997, 1998, 1999 and 2000, returns would have been lower.

         The table above is based only on Primary Class shares of Balanced Trust. As of the date of this Statement of Additional Information, Navigator Class shares of Balanced Trust have no performance history of their own.

SMALL-CAP VALUE TRUST:

PRIMARY CLASS SHARES
--------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1999*                  $ 7,810               -----             $ 7,810

      2000                     7,727               -----               7,727


* June 15, 1998 (commencement of operations) to March 31, 1999.

NAVIGATOR CLASS SHARES
----------------------

                Value of Original Shares      Value of Shares
                    Plus Shares Obtained     Acquired Through
                 Through Reinvestment of      Reinvestment of
Fiscal Year   Capital Gain Distributions     Income Dividends       Total Value
--------------------------------------------------------------------------------

      1999*                  $ 7,944               -----             $7,944

      2000                    7,932                -----              7,932


* June 19, 1998(commencement of operations) to March 31, 1999.

With respect to Primary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $7,450, and the investor would have received a total of $309 in distributions. With respect to Navigator Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $7,651, and the investor would have received a total of $311 in distributions. If the adviser had not waived certain fees in the 1999-2000 fiscal years, returns would have been lower.


FINANCIAL SERVICES FUND:

PRIMARY CLASS SHARES
--------------------

                        Value of Original Shares   Value of Shares
                            Plus Shares Obtained  Acquired Through
                         Through Reinvestment of   Reinvestment of
Fiscal Year           Capital Gain Distributions  Income Dividends  Total Value
--------------------------------------------------------------------------------

December 31, 1998*                $10,570               -----        $10,570

December 31, 1999                  $9,410               -----         $9,410

March 31, 2000**                   $9,180               -----         $9,180


* November 16, 1998 (commencement of operations) to December 31, 1998.
** For the period January 1, 2000 to March 31, 2000. Effective January 1, 2000 the fiscal year end for Financial Services Fund changed from December 31 to March 31.

CLASS A SHARES
--------------

                        Value of Original Shares   Value of Shares
                            Plus Shares Obtained  Acquired Through
                         Through Reinvestment of   Reinvestment of
Fiscal Year           Capital Gain Distributions  Income Dividends  Total Value
--------------------------------------------------------------------------------

December 31, 1998*                $10,580               -----        $10,580

December 31, 1999                 $9,490                -----         $9,490

March 31, 2000**                  $9,280                -----         $9,280

* November 16, 1998 (commencement of operations) to December 31, 1999.

** For the period January 1, 2000 to March 31, 2000. Effective January 1, 2000 the fiscal year end for Financial Services Fund changed from December 31 to March 31.


NAVIGATOR CLASS SHARES
----------------------

                        Value of Original Shares   Value of Shares
                            Plus Shares Obtained  Acquired Through
                         Through Reinvestment of   Reinvestment of
Fiscal Year           Capital Gain Distributions  Income Dividends  Total Value
--------------------------------------------------------------------------------

December 31, 1999*                $10,248               -----        $10,248

March 31, 2000**                  $10,022               -----        $10,022

* October 7, 1999 (inception date of Navigator Class) to December 31, 1999.

** For the period January 1, 2000 to March 31, 2000. Effective January 1, 2000 the fiscal year end for Financial Services Fund changed from December 31 to March 31.

         With  respect  to  Primary  Class  shares,  if  the  investor  had  not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $9,180, and the investor would have received a total of $0 in distributions. With respect to Class A shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $9,280, and the investor would have received a total of $0 in distributions. With respect to Navigator Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2000 would have been $10,022, and the investor would have received a total of $0 in distributions. If the adviser had not waived certain fees in the 1998-2000 fiscal years, returns would have been lower.

Total Return Calculations
-------------------------

         Average  annual total return  quotes used in a fund's  advertising  and
other  promotional  materials  ("Performance   Advertisements")  are  calculated
separately for each class according to the following formula:

          P(1+T)n            =        ERV
where:    P                  =        a hypothetical initial payment of $1,000
          T                  =        average annual total return
          n                  =        number of years
          ERV                =        ending redeemable value of a
                                      hypothetical $1,000 payment made at
                                      the beginning of that period

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

         From time to time each fund may compare the performance of a class of shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the Standard & Poor's 500 Composite Stock Index ("S&P 500"), a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The funds invest in many securities that are not included in the S&P 500.

         Each fund may also cite rankings and ratings, and compare the return of a Class with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

         Each fund may compare the investment return of a class to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, fund shares are not insured, the value of fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each class of shares will vary.

         Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

         In advertising, each fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each fund may use other recognized sources as they become available.

         A fund may use data prepared by Ibbotson Associates and Frontier Analytics, Inc. to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Typically, different indices are used to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         Each fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         Each fund may also include in advertising biographical information on key investment and managerial personnel.

         Each fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low price levels.

         Each fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of approximately $112 billion as of March 31, 2000.

         In advertising, each fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

         Lipper Inc., an independent rating service which measures the performance of most U.S. mutual funds, reported that Value Trust's total return of Primary Class shares ranked 3359 among 4148 general equity funds it measured during the one year ended April 30, 2000. For the five years ended April 30, 2000, Value Trust's total return ranked 44 among 1612 general equity funds and for the ten years ended April 30, 2000, Value Trust's total return ranked 36 among 583 general equity funds. Of course, there can be no assurance that results similar to those achieved by Value Trust in the past will be realized in future periods. Rankings may have been different if the adviser had not waived certain fees during the periods in question.

         TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS AND CLASS A SHARES

         Investors may invest in Primary Class or Class A shares of a fund through IRAs and through SEPs, SIMPLES and other qualified retirement plans (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to them. Primary Class or Class A share investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your Financial Advisor or other entity offering the funds for further information with respect to these plans.

Individual Retirement Account - IRAs
------------------------------------

         TRADITIONAL IRA. Certain Primary Class or Class A shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. However, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Class or Class A shares or shares of a fund through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your fund shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or certain other situations.

         ROTH IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         EDUCATION IRA. Although not technically for retirement savings, an Education IRA provides a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a qualified family member).

Simplified Employee Pension Plan -- SEP
---------------------------------------

         Legg Mason makes available to corporate and other employers a SEP for investment in Primary Class or Class A shares of a fund.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

         An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors in Primary Class or Class A shares should consult their plan administrator or tax advisor for further information.

                             MANAGEMENT OF THE FUNDS

         Each fund's officers are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the funds and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are "interested persons" of the funds as defined by the 1940 Act. The business address of each officer and director is 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

         RAYMOND A. MASON* [9/28/36], Chairman of the Board and Director of Value Trust, Total Return Trust and Special Investment Trust; Chairman of the Board and President of Legg Mason, Inc. (financial services holding company); Chairman and Director of Legg Mason Funds Management, Inc. (a registered investment adviser), Director of Environmental Elements Corporation (manufacturer of pollution control equipment); Officer and/or Director of various other affiliates of Legg Mason.

         JOHN F. CURLEY, JR.* [7/24/39], President and Director of Value Trust, Total Return Trust and Special Investment Trust; Chairman of the Board and Director of American Leading Companies, Balanced Trust, Small-Cap Value Trust, and Financial Services Fund; President and/or Chairman of the Board and
Director/Trustee of all Legg Mason retail funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser); Officer and/or Director of various other affiliates of Legg Mason, Inc.

         EDWARD A. TABER, III* [8/25/43], President and/or Director of each fund; President and/or Director/Trustee of all Legg Mason retail funds except Legg Mason Tax Exempt; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Chairman and Director of Legg Mason Fund Adviser, Inc.; Director of Legg Mason Funds Management, Inc. and Western Asset Management Company (each a registered investment adviser). Formerly: Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Income Division at T. Rowe Price Associates, Inc. (1973-1992).

         RICHARD G. GILMORE [6/9/27], Director of each fund; 10310 Tamo Shanter Place, Bradenton, Florida. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of all Legg Mason retail funds. Formerly:
Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer,

Girard Bank, and Vice President of its parent holding company, the Girard Company; and Director of Finance, City of Philadelphia.

         ARNOLD L. LEHMAN [7/18/44], Director of each fund; 200 Eastern Parkway, Brooklyn, New York. Director, Brooklyn Museum of Art; Director/Trustee of all Legg Mason retail funds. Formerly: Director, Baltimore Museum of Art.

         JILL E. McGOVERN [8/29/44], Director of each fund; 400 Seventh Street NW, Washington, DC. Chief Executive Officer of the Marrow Foundation. Director/Trustee of all Legg Mason retail funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); and Senior Assistant to the President of The Johns Hopkins University (1986-1991).

         T. A. RODGERS [10/22/34], Director of each fund; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director/Trustee of all Legg Mason retail funds. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

         G. PETER O'BRIEN [10/13/45], Director of each fund; 118 Riverside Road, Riverside, CT. Trustee of Colgate University; Director/Trustee of all Legg Mason retail funds except Legg Mason Income Trust, Inc., and Legg Mason Tax Exempt Trust, Inc. Retired: Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

         NELSON A. DIAZ [5/23/47], Director of each fund; One Logan Square, Philadelphia, PA. Partner, Blank Rome Comisky, & McCauley LLP (law firm) since 1997. Director/Trustee of all Legg Mason retail funds except Legg Mason Income Trust, Inc. and Legg Mason Tax Exempt Trust, Inc.; Trustee of Temple University and of Philadelphia Museum of Art. Board member of U.S. Hispanic Leadership Institute, Democratic National Committee, and National Association for Hispanic Elderly. Formerly: General Counsel, United States Department of Housing and Urban Development (1993 - 1997).

         The executive officers of the funds, other than those who also serve as directors, are:

         MARIE K. KARPINSKI* [1/1/49], Vice President and Treasurer of each fund; Vice President and Treasurer of Legg Mason Fund Adviser Inc.; Vice President and Treasurer of all Legg Mason retail funds.

         PATRICIA A. MAXEY*, [7/10/67], Secretary of each fund; employee of Legg
Mason  since  November   1999.   Formerly:   Employee  of  Select   Appointments
International (1998-1999) and Fidelity Investments (1995-1997).

         WM.  SHANE  HUGHES*  [4/24/68],   Assistant   Secretary  and  Assistant
Treasurer of each fund; employee of Legg Mason since May 1997. Formerly: Senior Associate of C.W. Amos and Co. (a regional public accounting firm).

         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Diaz, Gilmore, Lehman, Rodgers, O'Brien and Dr. McGovern.

         Officers and directors of a fund who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the fund. Each Director of a fund who is not an interested person of the fund ("Independent Directors") receives an annual retainer and a per meeting fee based on the average net assets of each fund at December 31 of the previous year.

         On July 3, 2000, the directors and officers of each fund beneficially owned, in the aggregate, less than 1% of each fund's outstanding shares.

         On June 30, 2000, the following shareholders owned of record and beneficially the following percentages of the outstanding shares of the Navigator Classes of each fund:

Name and Address                    Fund Name                  % of Class Held
----------------                    ---------                  ---------------

Legg Mason Wood Walker INC          Special Investment Trust            79.27%
Deferred Comp Navigator
C/O Brian Becker LM Profit SH PL
PO Box 1476 Baltimore MD 21203-1476

Boston Safe Deposit and Trust       Special Investment Trust            16.81%
Company AS Trustee For
The TWA Pilots DAP/401K Plan
135 Santilli HWY #26-0320
Everett MA  02149-1906

Legg Mason Wood Walker INC          Total Return Trust                  94.87%
Deferred Comp Navigator
C/O Brian Becker LM Profit SH PL
PO Box 1476 Baltimore MD 21203-1476

Fidelity Investments Inst Oper      Value Trust                         25.19%
FIIOC As Agent for Certain Ben PL
100 Magellan Way
Mail Zone KWIC
Covington KY  41015-1999

Chase Manhattan Bank                Value Trust                         16.92%
FBO ADP Retirement Plan
4 New York Plaza #2
New York NY  10004-2413

Legg Mason Wood Walker INC          Value Trust                         16.49%
Deferred Comp Navigator
C/O Brian Becker LM Profit SH PL
PO Box 1476 Baltimore MD 21203-1476

PEBSCO                              Value Trust                         7.76%
Maryland 457 Plan
C/O IPO Portfolio Accounting
PO Box  182029
Columbus OH  43218-2029

Old Second National Bank            U.S. Small-Cap Value                100%
ATTN:  Trust Operations Division
37 S River Street
Aurora IL  60506-4172

Legg Mason Wood Walker IC           Financial Services Fund             100%
Audit ACCT LM Funds
C/O Debbie Fox
PO Box 1576
Baltimore MD 21203-1476

         As of June 30, 2000, the following shareholders owned of record and beneficially the following percentages of the outstanding shares of the Financial Services Fund Class A:

Name and Address                                               % of Class Held
----------------                                               ---------------

Neuberger Berman LLC                                                   61.20%
55 Water St FL 27
New York NY  10041-0001

KINCO & Co                                                              5.40%
C/O Republic National Bank
One Hanson PL Lower Level
Brooklyn NY 11243-2907

         The following table provides certain information relating to the compensation of the funds' directors for the fiscal year ended March 31, 2000. None of the Legg Mason funds has any retirement plan for its directors.

COMPENSATION TABLE


                                                                        AGGREGATE          AGGREGATE    TOTAL COMPENSATION
                                   AGGREGATE         AGGREGATE       COMPENSATION       COMPENSATION        FROM EACH FUND
                                COMPENSATION      COMPENSATION       FROM SPECIAL               FROM              AND FUND
           NAME OF PERSON         FROM VALUE        FROM TOTAL         INVESTMENT          INVESTORS       COMPLEX PAID TO
             AND POSITION             TRUST*     RETURN TRUST*             TRUST*             TRUST*           DIRECTORS**

RAYMOND A. MASON
Chairman of the Board
and Director                            None              None               None               None                  None

JOHN F. CURLEY, JR.
President and Director                  None              None               None               None                  None


EDWARD A. TABER, III
Director                                None              None               None               None                  None

RICHARD G. GILMORE
Director                              $3,600            $2,400             $3,600             $4,950               $42,900

ARNOLD L. LEHMAN
Director                              $3,600            $2,400             $3,600             $4,950               $42,900


JILL E. MCGOVERN
Director                              $3,600            $2,400             $3,600             $4,950               $42,900


T. A. RODGERS
Director                              $3,600            $2,400             $3,600             $4,950               $42,900


G. PETER O'BRIEN
Director***                           $2,700            $1,800             $2,700             $3,600               $23,100

NELSON A. DIAZ
Director****                            None              None               None               None                  None


* Represents fees paid to each director during the fiscal year ended March 31, 2000.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1999. There are twelve open-end investment companies in the Legg Mason Complex (with a total of twenty-four funds).

***  Mr. O'Brien was appointed to the Board on November 11, 1999.

**** Mr. Diaz was appointed to the Board on February 10, 2000.

                      THE FUNDS' INVESTMENT ADVISER/MANAGER

         Legg Mason Funds Management, Inc. ("LMFM"), a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFM is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason, Legg
Mason Capital Management, Inc. ("LMCM") and Legg Mason Fund Adviser, Inc. ("LMFA"). LMFM serves as manager and investment adviser to Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies pursuant to separate Investment Advisory and Management Agreements with each fund (each, a "Management Agreement").

         LMFA, a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA serves as manager to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund under separate Investment Advisory Agreements with each fund (each, a "Management Agreement"). LMFA serves as administrator to Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies Trust pursuant to separate Sub-Administration Agreements with LMFM (each, a "Sub-Administration Agreement").

         Each Management Agreement provides that, subject to overall direction by the fund's Board of Directors, LMFM/LMFA manages or oversees the investment and other affairs of each fund. LMFM /LMFA is responsible for managing each fund consistent with the fund's investment objective and policies described in its Prospectuses and this Statement of Additional Information. LMFM/LMFA also is obligated to (a) provide each fund with office facilities and personnel and maintain the funds' books and records; (b) supervise all aspects of each fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to each fund's officers and directors. In addition, LMFM has agreed to reduce advisory fees for Value Trust and Special Investment Trust in an amount equal to those funds' auditing fees and compensation of their independent directors. LMFM/LMFA and its affiliates pay all compensation of directors and officers of each fund who are officers, directors or employees of LMFM/LMFA. Each fund pays all of its expenses which are not expressly assumed by LMFM/LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to Legg Mason, each fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. Each fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         LMFM receives for its services to Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies a management fee, calculated daily and payable monthly.

                                                   FEE RATE
                                                   --------

         Value Trust                    1.00% up to $100 million of average
                                        daily  net  assets;  0.75%  between
                                        $100  million  and  $1  billion  of
                                        average daily net assets; and 0.65%
                                        of   average   daily   net   assets
                                        exceeding $1 billion

         Special Investment Trust       1.00% up to $100 million of average
                                        daily  net  assets;  0.75%  between
                                        $100  million  and  $1  billion  of
                                        average daily net assets; and 0.65%
                                        of   average   daily   net   assets
                                        exceeding $1 billion

         Total Return  Trust            0.75% up to $1  billion  of average
                                        daily  net  assets;  and  0.65%  of
                                        average daily net assets  exceeding
                                        $1 billion

         American Leading Companies     0.75% up to $1  billion  of average
                                        daily  net  assets;  and  0.65%  of
                                        average daily net assets  exceeding
                                        $1 billion


         LMFM has agreed to waive its fees for Total Return Trust and American Leading Companies, for expenses related to Primary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts for the noted periods:

                                           EXPENSE CAP       EXPIRATION DATE
                                           -----------       ---------------

         Total Return Trust                      1.95%            Indefinite
         American Leading Companies              1.95%            Indefinite


         LMFM has agreed to waive its fees for Total Return Trust and American Leading Companies Trust, for expenses related to Navigator Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts:

                                           EXPENSE CAP       EXPIRATION DATE
                                           -----------       ---------------


         Total Return Trust                      0.95%            Indefinite
         American Leading Companies              0.95%            Indefinite


         LMFA receives for its services to Balanced Trust, Small-Cap Value Trust and Financial Services Fund a management fee, calculated daily and payable monthly.

                                                   FEE RATE
                                                   --------

         Balanced Trust                 0.75% of average daily net assets

         Small-Cap Value Trust          0.85% up to $100 million of average
                                        daily  net  assets;  0.75%  between
                                        $100  million  and  $1  billion  of
                                        average daily net assets; and 0.65%
                                        of   average   daily   net   assets
                                        exceeding $1 billion

         Financial Services Fund        1.00% up to $100 million of average
                                        daily  net  assets;  0.75%  between
                                        $100  million  and  $1  billion  of
                                        average daily net assets; and 0.65%
                                        of   average   daily   net   assets
                                        exceeding $1 billion

         LMFA has agreed to waive its fees for Balanced Trust, Small-Cap Value Trust and Financial Services Fund for expenses related to Primary Class shares and Class A shares of Financial Services Fund (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts for the noted periods:

                                           EXPENSE CAP       EXPIRATION DATE
                                           -----------       ---------------

         Balanced Trust                          1.85%        August 1, 2001
         Small-Cap Value Trust                   2.00%        August 1, 2001
         Financial Services Fund
           Primary Class                         2.25%        August 1, 2001
           Class A                               1.50%        August 1, 2001

         LMFA has agreed to waive its fees for Balanced Trust, Small-Cap Value Trust and Financial Services Fund for expenses related to Navigator Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts:

                                           EXPENSE CAP       EXPIRATION DATE
                                           -----------       ---------------

         Balanced Trust                          1.10%        August 1, 2001
         Small-Cap Value Trust                   1.00%        August 1, 2001
         Financial Services Fund                 1.25%        August 1, 2001


         Prior to August 1, 2000, LMFA served as manager and investment adviser to Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies under compensation arrangements identical to those with LMFM.

          For the fiscal years ended March 31, the funds paid advisory fees to LMFA of (prior to fees waived):

                                      2000           1999           1998

Value Trust                        $80,416,828   $45,014,441    $24,282,523
Total Return Trust                 $ 3,969,946   $ 4,952,596    $ 4,031,818
Special Investment Trust           $16,299,473   $11,608,871    $ 9,875,632
American Leading Companies         $ 2,385,889   $ 1,655,396    $ 1,190,729
Balanced Trust                     $   355,804   $   419,683    $   215,415
Small-Cap Value Trust              $   606,718   $   329,973*           N/A


*For the period June 15, 1998  (commencement  of  operations)  through March 31,
1999.

         For the fiscal years ended March 31, the following advisory fees were waived by LMFA:

                                       2000           1999          1998

American Leading Companies               --            --         $69,496
Balanced Trust                       $ 14,212      $ 25,964       $83,278
Small-Cap Value Trust                $242,349      $147,480*         --

*For the period June 15, 1998  (commencement  of  operations)  through March 31,
1999.

         Pursuant to Sub-Administration Agreements between LMFM and LMFA, LMFA agrees, among other things, to provide Value Trust, Total Return Trust, Special Investment Trust, and American Leading Companies with office facilities and personnel, maintain the funds' books and records and supply the directors and officers of the funds with statistical reports and information regarding the funds. For LMFA's services to the funds, LMFM, not the funds, pays LMFA 0.05% of each fund's average daily net assets.

         From November 16, 1998 (commencement of operations) through October 5, 1999, Bartlett served as manager to Financial Services Fund under compensation arrangements substantially similar to those with LMFA. For the periods January 1, 1999 to October 5, 1999 and November 16, 1998 to December 31, 1998, the fund paid Bartlett advisory fees in the amount of $139,411 and $17,081. For the periods October 6, 1999 to December 31, 1999 and January 1, 2000 to March 31, 2000, the fund paid LMFA management fees in the amount of $75,300 and $50,387, respectively.

         Gray, Seifert, 380 Madison Avenue, New York, New York, serves as investment sub-adviser to Financial Services Fund under a Sub-Advisory Agreement between Gray, Seifert and LMFA ("Sub-Advisory Agreement"). From November 16, 1998 (commencement of operations) through October 5, 1999, Gray, Seifert served as sub-adviser to the fund under arrangements with Bartlett substantially similar to those with LMFA.

         Gray, Seifert is responsible for providing investment advice to Financial Services Fund in accordance with its investment objective and policies, and for placing orders to purchase and sell portfolio securities pursuant to directions from the fund's officers. For Gray, Seifert's services to Financial Services Fund, LMFA (not the fund) pays Gray, Seifert a fee equal to 60% of the fee it receives from the fund under the Management Agreement. For the periods January 1, 1999 to October 5, 1999 and November 16, 1998 (commencement of operations) to December 31, 1998, Bartlett paid $83,647 and $10,249 to Gray, Seifert. For the periods October 6, 1999 to December 31, 1999 and January 1, 2000 to March 31, 2000, LMFA paid $45,180 and $30,232 to Gray, Seifert for its services to the fund.

         Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, an affiliate of Legg Mason, serves as investment adviser to Balanced Trust pursuant to an
Investment Advisory Agreement between Bartlett and LMFA ("Sub-Advisory Agreement"). Under the Advisory Agreement, Bartlett is responsible, subject to the general supervision of the Manager and the fund's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Bartlett's services to the fund, LMFA (not the fund) pays Bartlett a fee, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFM from the fund, net of any waivers by LMFA. For the fiscal years ended March 31, 2000, 1999, and 1998, Bartlett received $227,716, $262,479 and $88,092, respectively, in advisory fees on behalf of Balanced Trust.

         Brandywine Asset Management, Inc. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware, an affiliate of Legg Mason, serves as investment adviser to Small-Cap Value Trust pursuant to an Investment Advisory Agreement between Brandywine and LMFA ("Sub-Advisory Agreement"). Under the Advisory Agreement, Brandywine is responsible, subject to the general supervision of LMFA and Investors Trust's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Brandywine's services to the fund, LMFA (not the fund) pays Brandywine a fee, computed daily and payable monthly, at an annual rate equal to 0.50% of the fund's average daily net assets or 58.8% of the fee received by LMFA from the fund, net of any waivers by LMFA. For the fiscal year ended March 31, 2000, and for the period June 15, 1998 to March 31, 1999, Brandywine received $214,249 and $107,306 in advisory fees on behalf of Small-Cap Value Trust.

         LMCM previously served as investment adviser to American Leading Companies pursuant to an Investment Advisory Agreement between LMCM and LMFA. During the fiscal years ended March 31, 1999 and 1998 and LMCM received $0.00 and $610,704, respectively, for such services.

         Under each Management Agreement or Sub-Advisory Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMFM or LMFA, as appropriate.

         Under each Management Agreement, Sub-Administration Agreement and Sub-Advisory Agreement, LMFM/LMFA/Bartlett/Brandywine/Gray, Seifert will not be liable for any error of judgment or mistake of law or for any loss by a fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.

         Each Management Agreement and Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the respective fund's Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by LMFA/LMFM/Bartlett/Brandywine/Gray, Seifert, on not less than 60 days' notice to the other party to the Agreement, and may be terminated immediately upon the mutual written consent of all parties to the Agreement. Each Sub-Advisory Agreement terminates immediately upon termination of the associated Management Agreement.

         The funds, LMFM, LMFA, Legg Mason, Brandywine, Bartlett, and Gray, Seifert each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by a fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the fiscal years ended March 31, 2000 and 1999, the portfolio turnover rates for Value Trust were 19.7% and 19.3%, respectively; the portfolio turnover rates for Total Return Trust were 85.4% and 44.2%, respectively; the portfolio turnover rates for Special Investment Trust were 29.3% and 47.8%, respectively; the portfolio turnover rates for American Leading Companies were 43.5% and 47.6%, respectively; and the portfolio turnover rates for Balanced Trust were 58.0% and 50.0%, respectively. For the fiscal year ended March 31, 2000 and for the period June 15, 1998 (commencement of operations) to March 31, 1999, the portfolio turnover rate for Small Cap Value Trust was 66.2% and 29.5% (annualized). For the fiscal year ended December 31, 1999 and the period November 16, 1998 (commencement of operations) to December 31, 1998, the portfolio turnover rate for Financial Services Fund was 27.1% and 0% (annualized). For the period January 1, 2000 to March 31, 2000, the portfolio turnover rate for Financial Services Fund was 60.9% (annualized).

         Under the Advisory Agreement with each fund, each fund's adviser is responsible for the execution of the fund's portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, each adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, each adviser may give consideration to research, statistical and other services furnished by brokers or dealers to that adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to each fund's adviser in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by the adviser from broker-dealers executing orders for clients other than the funds may be used for the funds' benefit. The adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         From time to time each fund may use Legg Mason as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, each fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         For the fiscal years ended March 31, 2000, 1999, and 1998, Legg Mason received brokerage commissions of $5,000, $59,620, and $3,120 from Value Trust, $0, $0, and $1,134 from Total Return Trust, and $22,362, $0, and $0, from Special Investment Trust. Value Trust paid total brokerage commissions of $8,688,617, $5,503,410, and $1,360,133, Total Return Trust paid total brokerage commissions of $1,734,491, $1,024,770, and $477,779, and Special Investment Trust paid total brokerage commissions of $3,569,516, $2,824,033, and $1,333,903, during the fiscal years ended March 31, 2000, 1999, and 1998. The amounts paid by the funds to Legg Mason in brokerage commissions for their most recent fiscal year represent (1) for Value Trust, 0.06% of the total brokerage commissions paid and 0.0009% of the total dollar amount of transactions involving the payment of brokerage commissions; (2) for Total Return Trust, 0% of the total brokerage commissions paid and 0% of the total dollar amount of transactions involving the payment of brokerage commissions; and (3) for Special Investment Trust, 0.63% of the total brokerage commissions paid and 0.58% of the total dollar amount of transactions involving the payment of brokerage commissions.

         For the fiscal years ended March 31, 2000, 1999, and 1998, American Leading Companies paid total brokerage commissions of $470,721, $329,996, and $203,625, respectively. Legg Mason received no brokerage commissions from American Leading Companies for the same periods.

         For the fiscal years ended March 31, 2000, 1999, and 1998, Balanced Trust paid total brokerage commissions of $35,450, $64,034 and $34,738, respectively. Legg Mason received no brokerage commissions from Balanced Trust for the same periods.

         For the fiscal year ended March 31, 2000 and for the period June 15, 1998 (commencement of operations) to March 31, 1999, Small-Cap Value Trust paid total brokerage commissions of $313,051 and $295,140. Legg Mason received no brokerage commissions from Small-Cap Value Trust for that same period.

         For the period January 1, 2000 to March 31, 2000, the fiscal year ended December 31, 1999, and the fiscal period November 16, 1998 (commencement of operations) to December 31, 1998, Financial Services Fund paid total brokerage commissions of $27,993, $44,923, and $20,148. Legg Mason received no brokerage commission from Financial Services Fund for that period.

         Except as permitted by SEC rules or orders, each fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. Each fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit each fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that a fund together with all other registered investment companies having the same adviser may not purchase more than 25% of the principal amount of the offering of such class. In addition, a fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from receiving compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. Each fund's Advisory Agreement expressly provides such consent.

         Of the broker-dealers regularly used by each respective fund during the fiscal year ended March 31, 2000, Financial Services Fund, American Leading Companies, Value Trust and Total Return Trust at that date owned shares of the following broker-dealers or parent companies of broker-dealers:

FINANCIAL SERVICES FUND

Name                                              Market Value
---------------------------------------------------------------

A.G. Edwards                                        400,000.00
Lehman Brothers                                     291,000.00
Merrill Lynch & Co                                  630,000.00
Morgan Stanley                                      407,812.50
Neuberger Berman                                    366,437.50
Wachovia Securities,
Inc                                                 405,375.00


AMERICAN LEADING COMPANIES TRUST

Name                                              Market Value
---------------------------------------------------------------

Bank of America                                   5,191,313.00


VALUE TRUST

Name                                              Market Value
---------------------------------------------------------------

Bank of America                                 209,750,000.00
Bear Stearns                                    150,904,688.00


TOTAL RETURN TRUST

Name                                              Market Value
---------------------------------------------------------------

Bank of America                                   3,932,813.00
Bear Stearns                                      1,838,231.00


         Special Investment Trust, Balanced Trust, and Small-Cap Value Trust held no shares of their regular broker-dealers as of March 31, 2000.

         Investment decisions for each fund are made independently from those of other funds and accounts advised by LMFA, LMFM, Bartlett, Brandywine or Gray, Seifert. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUNDS' DISTRIBUTOR

         Legg Mason acts as distributor of the funds' shares pursuant to a separate Underwriting Agreement with each fund. Each Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each fund's expense), and for supplementary sales literature and advertising costs.

         Under each Underwriting Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that agreement is terminated, or until the right is withdrawn in writing by Legg Mason.

         Each fund has adopted a Distribution Plan for Primary Class shares ("Primary Class Plans"), and Financial Services Fund has also adopted a Distribution Plan for Class A shares ("Class A Plan"), each of which, among other things, permits a fund to pay Legg Mason fees for its services related to sales and distribution of Primary Class shares or Class A shares and the provision of ongoing services to holders of those shares. Payments are made only from assets attributable to a respective fund's Primary Class shares or Class A shares. Under the Primary Class Plans, the aggregate fees may not exceed an annual rate of each fund's average daily net assets attributable to Primary Class shares as follows: 1.00% for Total Return Trust, Special Investment Trust, American Leading Companies, Small-Cap Value Trust and Financial Services Fund, 0.75% for Balanced Trust and 0.95% for Value Trust. Under the Class A Plan, the aggregate fees may not exceed an annual rate of 0.25% of Financial Services Fund's average daily net assets attributable to Class A shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.

         With respect to Primary Class shares, LMFA and LMFM have agreed to waive their fees for Total Return Trust, American Leading Companies, Balanced Trust and Small-Cap Value Trust as described under "The Funds' Investment Adviser/Manager."

         The Primary Class Plans and the Class A Plan were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors of each respective fund including a majority of the directors who are not "interested persons" of each fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of any Plan or any Underwriting Agreement ("12b-1 Directors"). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the respective fund, class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Primary Class or Class A shareholders, as applicable, could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class shares and Class A shares, as applicable, would be likely to maintain or increase the amount of compensation paid by that fund to the adviser.

         In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by a fund to Legg Mason under a Plan would increase the fund's level of expenses in the amount of such payments. Further, the directors recognized that the adviser would earn greater management fees if a fund's assets were increased, because such fees are calculated as a percentage of a fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if each Plan was implemented.

         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to each fund's Primary Class shares and Class A shares, as applicable, and to maintain and enhance the level of services they provide to a fund's respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by a fund in connection with its Plan. Furthermore, the investment management of a fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on that Plan. A Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of that fund. Any change in a Plan that would materially increase the distribution costs to a fund requires approval by the shareholders of the applicable class of the fund; otherwise a Plan may be amended by the directors, including a majority of the 12b-1 Directors, as previously described.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a fund, pursuant to a Plan or any related agreement shall provide to that fund's Board, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a fund may rely on that Rule only if, while a Plan is in effect, the nomination and selection of that fund's independent directors is committed to the discretion of such independent directors.

         As compensation for its services and expenses, Legg Mason receives from each fund an annual distribution fee equivalent to a percentage of the fund's average daily net assets as follows: 0.70% for Value Trust; 0.75% for Special Investment Trust; 0.75% for Total Return Trust; 0.75% for American Leading Companies; 0.50% for Balanced Trust; 0.75% for Small Cap Value; and 0.75% for Financial Services, and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares in accordance with each Primary Class Plan. For Legg Mason's services in connection with Class A shares, Legg Mason receives from Financial Services Fund an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class A shares in accordance with the Class A Plan. All distribution and service fees are calculated daily and paid monthly.

         For the years ended March 31, the funds paid Legg Mason distribution and service fees of:

                                       2000          1999           1998

Value Trust                       $106,509,822   $60,265,880    $32,477,903
Total Return Trust                $  5,143,151   $ 6,436,510    $ 5,232,873
Special Investment Trust          $ 22,163,544   $15,329,259    $12,733,789
American Leading Companies        $  3,181,185   $ 2,206,663    $ 1,587,015
Balanced Trust                    $    355,812   $   419,683    $   215,415
Small-Cap Value Trust             $    713,274   $   387,871*           N/A

*For the period between June 15, 1998 (commencement of operations) and March 31, 1999.

         From November 16, 1998 (commencement of operations) to October 5, 1999, LM Financial Partners, Inc. ("LMFP") served as distributor of Financial Services Fund's Class A and Primary Class shares under arrangements with LMFP substantially similar to those with Legg Mason. For the periods January 1, 1999 to October 5, 1999 and November 16, 1998 to December 31, 1998, Financial

Services Fund paid LMFP $9,779 and $1,785 in distribution and/or service fees under the Class A Plan, from assets attributable to Class A shares; and $181,012 and $12,955 in service fees under the Primary Class Plan, from assets attributable to Primary Class shares, respectively. For the periods October 6, 1999 to December 31, 1999 and January 1, 2000 to March 31, 2000, Financial Services Fund paid Legg Mason $6,193 and $5,350 in service fees under the Class A Plan, from assets attributable to Class A shares; and $74,074 and $66,809 in distribution and/or service fees under the Primary Class Plan, from assets attributable to Primary Class shares.

         For the fiscal year ended March 31, 2000, Legg Mason incurred the following expenses in connection with distribution and shareholder services for each of the following funds:


                                                     Total        Special       American
                                                    Return     Investment        Leading    Balanced       Small-Cap
                                Value Trust          Trust          Trust      Companies        Trust    Value Trust
                                ------------------------------------------------------------------------------------
Compensation to sales
personnel                       $60,471,631     $2,566,884    $12,370,592    $1,633,913      $179,532       $370,532

Advertising                       3,340,513        509,689        915,344       368,033       347,293        509,689

Printing and mailing of
prospectuses to
prospective shareholders
                                  1,253,925        188,665        358,793       116,131       109,988        175,469

Other                                35,305          1,915          5,854         1,233           256            649
                                ------------------------------------------------------------------------------------
Total expenses                  $65,101,374     $3,267,153    $13,650,583    $2,119,310      $637,069     $1,056,339
                                ====================================================================================



         For the period January 1, 1999 to October 5, 1999, LMFP incurred the following expenses with respect to Primary Class shares and Class A shares of Financial Services Fund:

                                Primary Class Shares           Class A Shares
                                ---------------------------------------------
Compensation to sales
personnel                                   $157,681                  $31,631

Advertising                                   54,235                   20,535

Printing and mailing
of prospectuses
to prospective shareholders                    8,413                    3,185

Other                                         20,271                    7,675
                                ---------------------------------------------
Total expenses                              $240,600                  $63,026
                                ==============================================


         For the period October 6, 1999 to December 31, 1999, Legg Mason incurred the following expenses with respect to Primary Class shares and Class A shares of Financial Services Fund:

                                Primary Class Shares           Class A Shares
                                ---------------------------------------------

Compensation to sales
personnel                                   $49,347                   $9,900

Advertising                                  16,973                    6,426

Printing and mailing
of prospectuses
to prospective shareholders                   2,633                      997

Other                                         6,343                    2,402
                                --------------------------------------------
Total expenses                              $75,296                  $19,725
                                ============================================

         For the period January 1, 2000 to March 31, 2000, Legg Mason incurred the following expenses with respect to Primary Class shares and Class A shares of Financial Services Fund:

                                Primary Class Shares           Class A Shares
                                ---------------------------------------------

Compensation to sales
personnel                                   $42,031                   $3,366

Advertising                                   9,467                      758

Printing and mailing
of prospectuses
to prospective shareholders                   2,987                      239

Other                                            42                        3
                                 -------------------------------------------
Total expenses                              $54,527                   $4,366
                                 ===========================================

         The foregoing are estimated and do not include all expenses fairly allocable to LMFP's, Legg Mason's or their affiliates' efforts to distribute Primary Class shares or Class A shares.

                            CAPITAL STOCK INFORMATION

         Value Trust has authorized capital of 500 million shares of common stock, par value $0.001 per share. Total Return Trust has authorized capital of 100 million shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 150 million shares of common stock, par value $0.001 per share. The Articles of Incorporation of Investors Trust authorize issuance of 500 million shares of par value $.001 per share of American Leading Companies, 250 million shares of par value $.001 per share of Balanced Trust, 100 million shares of par value $.001 per share of Small-Cap Value Trust, and three hundred seventy five million shares of par value $.001 per share of Financial Services Fund. Each corporation may issue additional series of shares. Each fund currently offers two classes of shares -- Primary Class shares and Navigator Class shares. Financial Services Fund offers a third class of shares: Class A shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of a fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.

         The Board of each fund does not anticipate that there will be any conflicts among the interests of the holders of the different classes of a fund's shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate actions. Shareholders of each fund are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the funds are fully paid and nonassessible and have no preemptive or conversion rights.

         For each fund, shareholder meetings will not be held except: where the Investment Company Act of 1940 requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to a plan of distribution pursuant to Rule 12b-1), at the request of 10% or more of the shares entitled to vote as set forth in the by-laws of the fund; or as the Board of Directors from time to time deems appropriate.

         THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each fund's assets. Boston Financial Data Services ("BFDS"), P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. Legg Mason assists BFDS with certain of its duties as transfer agent and receives compensation from BFDS for its services. Each fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                            THE FUNDS' LEGAL COUNSEL

         Kirkpatrick  &  Lockhart  LLP,  1800  Massachusetts   Ave.,  N.W.,
Washington, D.C. 20036-1800, serves as counsel to each fund.

                   THE FUNDS' INDEPENDENT ACCOUNTANTS/AUDITORS

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as independent accountants for Value Trust, Total Return Trust, and Special Investment Trust. Ernst & Young LLP, 2001 Market Street, Philadelphia, PA 19103, serves as independent auditors for American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund.

                              FINANCIAL STATEMENTS

         The Statement of Net Assets as of March 31, 2000; the Statements of Operations for the year ended March 31, 2000; the Statements of Changes in Net Assets for the years ended March 31, 2000 and 1999; the Financial Highlights for the periods presented; the Notes to Financial Statements and the Report of PricewaterhouseCoopers LLP, the funds' independent accountants, each with respect to Value Trust, Total Return Trust and Special Investment Trust, are included in the combined annual reports for the year ended March 31, 2000, and are hereby incorporated by reference in this Statement of Additional Information.

         The Statements of Net Assets as of March 31, 2000; the Statements of Operations for the year ended March 31, 2000; the Statements of Changes in Net Assets for the years ended March 31, 2000 and 1999; the Financial Highlights for the periods presented; the Notes to Financial Statements and the Reports of Ernst & Young LLP, the funds' independent auditors, each with respect to American Leading Companies Trust, Balanced Trust and U.S. Small-Cap Value Trust, are included in the combined annual reports (Primary Class and Navigator Class) for the year ended March 31, 2000, and are hereby incorporated by reference in this Statement of Additional Information.

         The Statement of Net Assets as of March 31, 2000; the Statement of Operations for the three months ended March 31, 2000 and the year ended December 31, 1999; the Statement of Changes in Net Assets and Financial Highlights for the three months ended March 31, 2000, the year ended December 31, 1999; the Notes to Financial Statements and the Reports of Ernst & Young LLP, the funds' independent auditors, each with respect to Financial Services Fund, are included in the combined annual reports (Primary Class and Class A; Navigator Class) for the year ended March 31, 2000, and are hereby incorporated by reference in this Statement of Additional Information.

                                                                     Appendix A

                              RATINGS OF SECURITIES

DESCRIPTION  OF MOODY'S  INVESTORS  SERVICE,  INC.  ("MOODY'S")  CORPORATE  BOND
RATINGS:
--------------------------------------------------------------------------------

         AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:
---------------------------------------------------------------

         AAA-An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A-An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB-An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB-An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC-An obligation rated CC is currently highly vulnerable to nonpayment.

         C-A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         D-An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r-This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:

obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.-This   indicates  that  no  rating  has  been  requested,   that  there  is
insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                       Legg Mason Total Return Trust, Inc.

Part C.  Other Information

Item 23. Exhibits

        (a)  (i)   Articles of Incorporation (2)
             (ii)  Articles of Amendment dated November 8, 1985 (2)
             (iii) Articles of Amendment dated April 24, 1992 (2)
             (iv)  Articles Supplementary dated  August 1, 1994 (2)
             (v)   Articles of Amendment dated September 14, 1999 -
                   filed herewith

        (b)  (i)   By-Laws as Amended and Restated  (2)
             (ii)  Amendment to By-Laws effective February 19, 1992 (2)
             (iii) Amendment to By-Laws effective May 9, 1997 (2)

        (c) Instruments defining the rights of security holders with respect to Legg Mason Total Return Trust are contained in the Articles of Incorporation and By-Laws which are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement (SEC File No. 2-97908), filed July 31, 1997.

        (d)   Investment Advisory and Management Agreement (2)

        (e)  (i)   Underwriting Agreement (1)
             (ii)  Dealer Agreement with respect to Navigator  Shares (1)

        (f)  Bonus, profit sharing or pension plans - none

        (g)  (i)   Custodian Contract (2)
             (ii)  Addendum dated February 9, 1988 (2)
             (iii) Addendum dated February 25, 1988 (2)
             (iv)  Addendum dated August 12, 1988 (2)
             (v)   Addendum dated May 28, 1996 (2)

        (h)  (i)   Transfer Agency and Service Agreement (2)
             (ii)  Credit Agreement (3)
             (iii) Amendment to Credit Agreement (5)

        (i)  Opinion and Consent of Counsel - filed herewith

        (j)  Accountant's Consent - filed  herewith

        (k)  Financial  statements omitted from Item 22 - none

        (l)  Agreements for providing initial capital (2)

        (m)  Amended Distribution Plan pursuant to Rule 12b-1  (1)

        (n)  Financial Data Schedule - not applicable

        (o)  Form of Plan Pursuant to Rule 18f-3 (4)

        (p) Code of Ethics for the fund, its investment adviser, and its principal underwriter (5)

(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 2-97908, filed July 31, 1996.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 2-97908, filed July 31, 1997.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 26 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed May 28, 1999.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement, SEC File No. 2-97908, filed July 30, 1999.

(5) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 2 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed March 28, 2000.

Item 24.  Persons Controlled By or Under Common Control with Registrant

          None.

Item 25.  Indemnification

          This item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 20 to the Registration Statement, SEC File No. 2-97908, filed May 29, 1998.

Item 26.  Business and Other Connections of Manager and Investment Adviser

Legg Mason Funds Management, Inc. ("LMFM") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFM have been engaged as director, officer, employee, partner, or trustee.


Nancy T. Dennin          Senior Vice President, LMFM
                         Senior Vice President, LMFA

Robert G. Hagstrom, Jr.  Senior Vice President, LMFM
                         Senior Vice President, LMFA

Raymond A. Mason         Chairman and Director, LMFM
                         Chairman and Director, LMFA
                         Chairman, President and CEO, Legg Mason, Inc.
                         Chairman and CEO, LMWW
                         Director, Batterymarch
                         Director, Howard Weil
                         Director, Gray, Seifert
                         Director, Brandywine
                         Director, Berkshire
                         Director, Bartlett
                         Director, LMRE
                         Director, LMCM
                         Director, WAMCL
                         Director, WAM

William H. Miller III    President, CEO and Director, LMFM
                         President, CEO and Director, LMFA
                         Director, LMIA
                         Director, LMCM
                         Managing Member, LMM

Jennifer W. Murphy       Senior Vice President, COO, CFO and Director, LMFM
                         Senior Vice President, COO, CFO and Director, LMFA
                         COO, LMM

David E. Nelson          Senior Vice President, LMFM
                         Senior Vice President, LMFA

Lisa O'Dell Rapuano      Vice President, LMFM
                         Senior Vice President, LMFA

Timothy C. Scheve        Director, LMFM
                         Director, LMFA
                         Executive Vice President, Legg Mason, Inc.
                         Director, Executive Vice President and Treasurer, LMWW
                         Director, LMCM
                         Director, LMT
                         Director, WAMCL
                         Director, WAM

Edward A. Taber III      Director, LMFM
                         Director, LMFA
                         Senior Executive Vice President/Head of
                           Investment Management, Legg Mason, Inc.
                         Director and Senior Executive Vice President, LMWW
                         Director and Chairman, LMIA
                         Director, Batterymarch
                         Director, Bartlett
                         Director, Brandywine
                         Director, Gray, Seifert
                         Director, Howard Weil
                         Director, LMCM
                         Director, LMT
                         Director, WAMCL
                         Director, WAM

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA  02116

Berkshire Asset Management, Inc.  ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA  18701

Brandywine Asset Management, Inc. ("Brandywine")
Three Christina Centre, Suite 1200
201 North Walnut Street
Wilmington, DE  19801

Gray, Seifert & Co., Inc.  ("Gray, Seifert")
380 Madison Avenue
New York, NY  10017

Howard, Weil, Labouisse, Friedrichs, Inc.  ("Howard Weil")
1100 Poydras Street
New Orleans, LA  70163

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Fund Adviser, Inc. ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason Funds Management, Inc. ("LMFM")
100 Light Street
Baltimore, MD  21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason Real Estate Services, Inc.  ("LMRE")
Mellon Bank Center, 12th Floor
1735 Market Street
Philadelphia, PA  19103

Legg Mason Trust, fsb  ("LMT")
100 Light Street
Baltimore, MD  21202

Legg Mason Wood Walker, Incorporated  ("LMWW")
100 Light Street
Baltimore, MD  21202

LM Institutional Advisors, Inc.  ("LMIA")
100 Light Street
Baltimore, MD  21202

LMM LLC ("LMM")
100 Light Street
Baltimore, MD  21202

Western Asset Management Company  ("WAM")
117 East Colorado Boulevard
Pasadena, CA  91105

Western Asset Management Company Limited  ("WAMCL")
155 Bishopsgate
London  EC2M 3XG
England

Item 27.  Principal Underwriters

          (a)  Legg Mason Cash Reserve Trust
               Legg Mason Income Trust, Inc.
               Legg Mason Tax-Exempt Trust, Inc.
               Legg Mason Tax-Free Income Fund
               Legg Mason Value Trust, Inc.
               Legg Mason Special Investment Trust, Inc.
               Legg Mason Focus Trust, Inc.
               Legg Mason Global Trust, Inc.
               Legg Mason Investors Trust, Inc.
               Legg Mason Light Street Trust, Inc.
               Legg Mason Investment Trust, Inc.
               LM Institutional Fund Advisors I, Inc.
               LM Institutional Fund Advisors II, Inc.

          (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

  Name and Principal             Position and Offices      Positions and Offices
  Business Address*              with Underwriter -        with Registrant
                                 LMWW
--------------------------------------------------------------------------------

  Raymond A. Mason                 Chairman of the           Chairman of the
                                   Board and Director        Board and Director

  James W. Brinkley                President, Chief               None
                                   Operating Officer
                                   and Director

  Edmund J. Cashman, Jr.           Senior Executive               None
                                   Vice President and
                                   Director

  Richard J. Himelfarb             Senior Executive               None
                                   Vice President and
                                   Director

  Edward A. Taber III              Senior Executive               Director
                                   Vice President

  Robert G. Donovan                Executive Vice                 None
                                   President

  Name and Principal             Position and Offices      Positions and Offices
  Business Address*              with Underwriter -        with Registrant
                                 LMWW
--------------------------------------------------------------------------------
  Robert A. Frank                  Executive Vice                 None
                                   President

  Robert G. Sabelhaus              Executive Vice                 None
                                   President

  Timothy C. Scheve                Executive Vice                 None
                                   President and
                                   Treasurer and
                                   Director

  Manoochehr Abbaei                Senior Vice President          None

  Charles A. Bacigalupo            Senior Vice                    None
                                   President and
                                   Secretary

  F. Barry Bilson                  Senior Vice President          None

  D. Stuart Bowers                 Senior Vice President          None

  W. William Brab                  Senior Vice President          None

  Deepak Chowdhury                 Senior Vice President          None

  Thomas M. Daly, Jr.              Senior Vice President          None

  Jeffrey W. Durkee                Senior Vice President          None

  Harry M. Ford, Jr.               Senior Vice President          None

  Dennis A. Green                  Senior Vice President          None

  Thomas E. Hill                   Senior Vice President          None
  218 N. Washington Street
  Suite 31
  Easton, MD  21601

  Name and Principal             Position and Offices      Positions and Offices
  Business Address*              with Underwriter -        with Registrant
                                 LMWW
--------------------------------------------------------------------------------
  Arnold S. Hoffman                Senior Vice President          None
  1735 Market Street
  Philadelphia, PA  19103

  Carl Hohnbaum                    Senior Vice President          None
  2500 CNG Tower
  625 Liberty Avenue
  Pittsburgh, PA  15222

  William B. Jones, Jr.            Senior Vice President          None
  1747 Pennsylvania Avenue, N.W.
  Washington, D.C.  20006

  Laura L. Lange                   Senior Vice President          None

  Horace M. Lowman, Jr.            Senior Vice                    None
                                   President and Asst.
                                   Secretary

  Marvin H. McIntyre               Senior Vice President          None
  1747 Pennsylvania Avenue, N.W.
  Washington, D.C.  20006

  Thomas P. Mulroy                 Senior Vice President          None

  Jonathan M. Pearl                Senior Vice                    None
                                   President

  Mark I. Preston                  Senior Vice President          None

  Robert F. Price                  Senior Vice                    None
                                   President and
                                   General Counsel

  Thomas L. Souders                Senior Vice                    None
                                   President and Chief
                                   Financial Officer

  Elisabeth N. Spector             Senior Vice President          None

  Joseph A. Sullivan               Senior Vice President          None

  Richard L. Baker                 Vice President                 None

  Name and Principal             Position and Offices      Positions and Offices
  Business Address*              with Underwriter -        with Registrant
                                 LMWW
--------------------------------------------------------------------------------
  William H. Bass, Jr.             Vice President                 None

  Nathan S. Betnun                 Vice President                 None

  John C. Boblitz                  Vice President                 None

  Andrew J. Bowden                 Vice President and             None
                                   Deputy General
                                   Counsel

  Edwin J. Bradley, Jr.            Vice President                 None

  Carol A. Brown                   Vice President                 None

  Scott R. Cousino                 Vice President                 None

  Thomas W. Cullen                 Vice President                 None

  Charles J. Daley, Jr.            Vice President and             None
                                   Controller

  Norman C. Frost, Jr.             Vice President                 None

  James E. Furletti                Vice President                 None
  Legg Mason Center, Suite 200
  600 Washington Avenue
  Towson, MD  21204-3712

  John R. Gilner                   Vice President                 None

  Daniel R. Greller                Vice President                 None

  Richard A. Jacobs                Vice President                 None

  C. Gregory Kallmyer              Vice President                 None
  56 West Main Street
  Newark, DE  19702

  Kurt A. Lalomia                  Vice President                 None

  Edward W. Lister, Jr.            Vice President                 None

  Theresa McGuire                  Vice President                 None

  Julia A. McNeal                  Vice President                 None

  Gregory B. McShea                Vice President                 None

  Name and Principal             Position and Offices      Positions and Offices
  Business Address*              with Underwriter -        with Registrant
                                 LMWW
--------------------------------------------------------------------------------
  Edward P. Meehan                 Vice President                 None
  12021 Sunset Hills Road
  Suite 100
  Reston, VA  20190

  Thomas C. Merchant               Vice President and             None
                                   Assistant General
                                   Counsel

  Paul Metzger                     Vice President                 None

  Mark C. Micklem                  Vice President                 None
  1747 Pennsylvania Ave., N.W.
  Washington, DC  20006

  John A. Moag, Jr.                Vice President                 None

  Hance V. Myers, III              Vice President                 None
  1100 Poydras St.
  New Orleans, LA  70163

  Ann O'Shea                       Vice President                 None

  Robert E. Patterson              Vice President and             None
                                   Deputy General
                                   Counsel

  Gerard F. Petrik, Jr.            Vice President                 None

  Douglas F. Pollard               Vice President                 None

  Judith L. Ritchie                Vice President                 None

  Thomas E. Robinson               Vice President                 None

  Theresa M. Romano                Vice President                 None

  James A. Rowan                   Vice President                 None
  1747 Pennsylvania Avenue, N.W.
  Washington, D.C.  20006

  Douglas M. Schmidt               Vice President                 None

  B. Andrew Schmucker              Vice President                 None
  1735 Market Street
  Philadelphia, PA  19103

  Robert W. Schnakenberg           Vice President                 None

  Name and Principal             Position and Offices      Positions and Offices
  Business Address*              with Underwriter -        with Registrant
                                 LMWW
--------------------------------------------------------------------------------
  Henry V. Sciortino               Vice President                 None
  1735 Market St.
  Philadelphia, PA 19103

  Chris A. Scitti                  Vice President                 None

  Eugene B. Shephard               Vice President                 None
  1111 Bagby St.
  Houston, TX  77002-2510

  Lawrence D. Shubnell             Vice President                 None

  Jane Soybelman                   Vice President                 None

  Alexsander M. Stewart            Vice President                 None

  L. Kay Strohecker                Vice President                 None

  Joseph E. Timmins III            Vice President                 None

  Joyce Ulrich                     Vice President                 None

  William A. Verch                 Vice President                 None

  Sheila M. Vidmar                 Vice President and             None
                                   Deputy General
                                   Counsel

  Lewis T. Yeager                  Vice President                 None

  Carol Converso-Burton            Assistant Vice                 None
                                   President

  Diana L. Deems                   Assistant Vice                 None
                                   President and
                                   Assistant Controller

  Ronald N. McKenna                Assistant Vice                 None
                                   President

  Suzanne E. Peluso                Assistant Vice                 None
                                   President

  Lauri F. Smith                   Assistant Vice                 None
                                   President

  Janet B. Straver                 Assistant Vice                 None
                                   President

  Name and Principal             Position and Offices      Positions and Offices
  Business Address*              with Underwriter -        with Registrant
                                 LMWW
--------------------------------------------------------------------------------
  Leslee Stahl                   Assistant Secretary            None


* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

     (c) The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.  Location of Accounts and Records

          State Street Bank and Trust Company      Legg Mason Fund Adviser, Inc.
          P. O. Box 1713                      and  100 Light Street
          Boston, Massachusetts 02105              Baltimore, Maryland  21202

Item 29.  Management Services

          None

Item 30.  Undertakings

          None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Total Return Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 23 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 25th day of July, 2000.

                                       LEGG MASON TOTAL RETURN TRUST, INC.



                                       By:  /s/ Marie K. Karpinski
                                           -------------------------------
                                           Marie K. Karpinski
                                           Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                      Title                        Date
---------                      -----                        ----

/s/ Raymond A. Mason*
--------------------------     Chairman of the Board        July 25, 2000
Raymond A. Mason               and Director

/s/ John F. Curley, Jr.*
--------------------------     President and Director       July 25, 2000
John F. Curley, Jr.

/s/ Edward A. Taber III*
--------------------------     Director                     July 25, 2000
Edward A. Taber III

/s/ Richard G. Gilmore*
--------------------------     Director                     July 25, 2000
Richard G. Gilmore

/s/ Arnold L. Lehman*
--------------------------     Director                     July 25, 2000
Arnold L. Lehman

/s/ Jill E. McGovern*
--------------------------     Director                     July 25, 2000
Jill E. McGovern

/s/ T.A. Rodgers*
--------------------------     Director                     July 25, 2000
T.A. Rodgers

/s/ G. Peter O'Brien*
--------------------------     Director                     July 25, 2000
G. Peter O'Brien

/s/ Nelson A. Diaz**
--------------------------     Director                     July 25, 2000
Nelson A. Diaz

/s/ Marie K. Karpinski
--------------------------     Vice President               July 25, 2000
Marie K. Karpinski             and Treasurer

*Signatures affixed by Marc R. Duffy pursuant to a Power of Attorney dated November 12, 1999, a copy of which is filed herewith.

**Signature affixed by Marc R. Duffy pursuant to a Power of Attorney dated May 12, 2000, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on form N-1A):

LEGG MASON CASH RESERVE TRUST        LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.        LEGG MASON TOTAL RETURN TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.        LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX EXEMPT TRUST, INC.    LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND      LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON FOCUS TRUST, INC.         LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARIE K. KARPINSKI, MARC R. DUFFY, ANDREW J. BOWDEN, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity and only for those above-listed companies for which I serve as Director/Trustee, any Registration Statements on Form N-lA, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                        DATE
---------                                        ----

/s/ Edmund J. Cashman, Jr.                       November 12, 1999
--------------------------
Edmund J. Cashman, Jr.

/s/ John F. Curley, Jr.                          November 12, 1999
-----------------------
John F. Curley, Jr.

/s/ Richard G. Gilmore                           November 12, 1999
----------------------
Richard G. Gilmore

/s/ Arnold L. Lehman                             November 12, 1999
--------------------
Arnold L. Lehman

/s/ Raymond A. Mason                             November 12, 1999
--------------------
Raymond A. Mason

/s/ Jill E. McGovern                             November 12, 1999
--------------------
Jill E. McGovern

/s/ Jennifer W. Murphy                           November 12, 1999
----------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                             November 12, 1999
--------------------
G. Peter O'Brien

/s/ T. A. Rodgers                                November 12, 1999
------------------
T. A. Rodgers

/s/ Edward A. Taber, III                         November 12, 1999
------------------------
Edward A. Taber, III

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies:

LEGG MASON CASH RESERVE TRUST          LEGG MASON VALUE TRUST, INC.
LEGG MASON LIGHT STREET TRUST, INC.    LEGG MASON TOTAL RETURN TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON INVESTORS TRUST, INC.       LEGG MASON INVESTMENT TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON FOCUS TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or one of its affiliates acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee ("Funds"), hereby severally constitute and appoint each of MARIE K. KARPINSKI, MARC R. DUFFY, ANDREW J. BOWDEN, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity and only for those Funds for which I serve as Director/Trustee, any Registration Statements of the Funds on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                       DATE
---------                                       ----

/s/ Nelson A. Diaz                              May 12, 2000
-----------------------------
Nelson A. Diaz

                       Legg Mason Total Return Trust, Inc.
                                  Exhibit Index


Exhibit (a) (v)      Articles of Amendment dated September 14, 1999

Exhibit (i)          Opinion and Consent of Counsel

Exhibit (j)          Accountant's Consent